OMB APPROVAL

OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden
hours per response 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2016

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	14
Portfolio Summary (Unaudited)	29
Schedules of Investments	31
Statements of Assets and Liabilities	71
Statements of Operations	79
Statements of Changes in Net Assets	83
Financial Highlights	91
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	167
Additional Information (Unaudited)	168

Go Paperless With Alger Electronic Delivery Service
Alger is pleased to provide you with the ability to access regulatory materials online.
When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders' Letter (Unaudited) October 31, 2016

Dear Shareholders,

Dangers of Bond-Like Equities Materialize
In our last shareholder letter, we discussed the risks of investors stampeding into bond-like equities, with the trend being particularly strong in the U.S. In that letter, we noted that bond-like equities had outperformed the overall S&P 500 Index, but we urged investors to avoid joining the stampede because the category of equities is highly vulnerable to rising interest rates and other risks. Due to the strong results of bond-like stocks in the months leading up to July, U.S. equities advanced for the one-year reporting period ended October
31, 2016, but the inherent risks that we had identified started to surface in a spectacular fashion.

During the first eight months of the reporting period, the bond-like Telecommunications sector within the S&P 500 led with a 25.4% return. With a massive reversal, it became the worst performing sector with a -11.7% return for the last four months of the reporting period. Utilities and Consumer Staples, which were the second- and third-best performing sectors during the first eight months of the reporting period with double-digit gains, were the fourth- and fifth-worst performers with negative returns during the final four months of the reporting period. Growth sectors, meanwhile, led with Information Technology generating a 12.8% return during the last four months of the reporting period.

Equities Advance
From a broader perspective, the S&P 500 climbed 4.51% during the reporting period and international equities gained 0.72% as measured by the MSCI ACWI ex USA Index. Broadly speaking, accommodative monetary policies across the globe supported investor sentiment, although Brexit, or the vote by the U.K. electorate to leave the European Union, drove volatility. From a regional perspective, Latin America, North America, Japan, and Asia/
Pacific Ex-Japan outperformed while the negative returns of Europe and Africa/Mideast trailed the overall performance of the MSCI ACWI ex USA Index. Emerging markets were a bright spot with strengthening commodity prices, attractive valuations, and improving economic data helping the MSCI Emerging Markets Index rally 9.67%.

In the U.S., the strong market leadership of bond-like stocks early in the reporting period created challenging conditions for firms such as Alger that invest in companies with attractive fundamentals and strong potential for generating earnings growth. Despite those challenges, we continued with our more than 50-year tradition of employing extensive bottom-up research to identify and invest in well managed companies with strong fundamentals, including the potential for generating earnings growth. Since our founding in 1964, we have believed that those types of companies offer the greatest potential for creating wealth for our clients.

Our View of Risks and Bond-Like Equities
The rotation out of bond-like equities was no surprise at Alger. Indeed, in our last letter, we identified the following risks associated with bond-like equities:

• Bond-like equities are highly interest-rate sensitive so investors who stam-

peded into the category of stocks faced substantial interest rate risk. With record-low interest rates, the risk of rising rates was considerable.
• Due to the stampede, valuations of sectors with companies that offer stable earnings and high dividend yields such as Consumer Staples were historically high, especially relative to growth sectors. At of the start of the 12-month reporting period, for example, the P/E ratios for Consumer Staples and Util-
ities sectors traded at 20% and 12% premiums respectively, to their 20-year medians while Information Technology and Health Care traded with P/E ratios that were 7% and 3%, respectively, below their 20-year medians. The large disparity in valuations implied that growth stocks were more attractive than bond-like equities.
• Investors focused on bond-like equities could miss the potentially strong re-
turns that result when leading companies with attractive fundamentals gener-
ate earnings growth. Importantly, massive forms of innovation, such as inter-
net-related technologies and health care advancements, are creating attractive opportunities for companies to grow their earnings and reward investors.

Global Economy Takes a Toll on Bond-Like Equities
Various developments during the one-year reporting period fueled fears of rising interest rates and inflation, which in turn sparked the dramatic investor rotation out of bond-like sectors and into growth sectors. During the past few years, low commodity prices have tempered inflation expectations, but that trend ended abruptly during the reporting period.
During the first 10 months of 2016, the multi-year decline in commodity prices reversed with the Bloomberg Commodity Index gaining 8.3%. In the past, expectations that moderating economic growth in China would limit commodity price increases also helped to temper investors’ inflation expectations. During the reporting period, however, a more favorable view of China emerged. Year-over-year industrial production in October of 2015 grew only
5.6% but from November of 2015 through September of this year, production growth trended above 6%. In the U.S., inflation concerns were also stoked by a strengthening job market creating wage pressures, with compensation increasing 2.8% during the 12-month period ended October 31. Inflation expectations as measured by comparing the nominal yield of a 10-year Treasury to its inflation protected counterpart also grew during the reporting period with the spread increasing from 1.59% to 1.73%. Finally, anticipation that the Federal
Reserve would continue normalizing monetary policy supported expectations that interest rates will rise. We believe that investors’ rotation into growth equities in response to those developments was rational. Leading growth companies have potential for growing their earnings, which can help offset the adverse impact of inflation and rising interest rates on corporate fundamentals. Bond-like sectors such as Utilities, however, have less potential for generating earnings growth, so they are susceptible to interest rate increases.

The Value of a Long-Term Perspective and Fundamental Research
Emotions can easily distort individuals’ views of reality, especially when it comes to investing. We believe that the incorrect view that bond-like equities are the only way to generate yield during times of low interest rates is an example of a distorted and potentially costly perspective. This distorted view caused many investors to overlook growth stocks’
return of capital, which can be measured by total yield. Total yield is dividend yield plus the share repurchase yield. As an example, at the end of June, the Information Technology and Consumer Discretionary sectors offered total yields of 6.5% and 6.0%, respectively, compared to the 4.7% total yield of Telecommunication Services and the 4.3% total yield of Utilities.

In addition, performance of sectors is driven by three primary factors: dividends, earnings growth, and changes to P/E ratios. During the reporting period, those three factors pointed to growth sectors having strong potential for outperforming bond-like sectors. Data as of the end of June illustrate this point, with consensus expectations having called for the bond-
like Utilities and Consumer Staples sectors to generate earnings growth per share of 4%
and 7%, respectively, over the next three to five years. For this analysis, we reduced earnings growth expectations by 20% simply to have a conservative outlook. For the Utilities and
Consumer Staples sectors, the dividend yield for the prior 12 months was 4% and 3%.
For both sectors, a reversion to the 20-year P/E median would imply a decline of 5%.
The potential changes in earnings and P/E ratios combined with dividend payments would result in hypothetical returns of 3% for Utilities and 5% for Consumer Staples.

After factoring in the previously mentioned 20% reduction, growth sectors such as
Information Technology, Health Care, and Consumer Discretionary could potentially have earnings growth ranging from 8% to 14%. As of June 30, those sectors offered 2% dividend yields for the trailing 12 months. In the event of a reversion to 20-year medians, the sectors’
P/E ratios would increase 2%, which would result in hypothetical returns ranging from 12%
to 18%.

The U.S. Presidential Election
Emotions also played a role when investors weighed in on the U.S. presidential campaign and the subsequent victory of Donald Trump. The election was a highly emotional event for many Americans, but it is important to remember that corporate fundamentals and economic cycles ultimately drive market performance. With that in mind, we urge investors to focus on corporate fundamentals and avoid making large bets on the potential policies of a new president.

As Jason Zweig of the Wall Street Journal points out, investors have a poor track record of making bets on presidents. Regulations from President Barack Obama were expected to hurt the performance of Health Care stocks, but the sector has outperformed the overall market during his presidency. Increased military spending under President George W. Bush, furthermore, had a counterintuitive impact on defense stocks, with the category of equities declining in 2001 and 2002.

Reasons for Optimism
Rather than chasing dividend yields or making bets on potential policies of President-elect
Trump, we believe equity investors should assess the ongoing U.S. economic recovery, strong corporate fundamentals, and the rapid pace of innovation. Those factors, we maintain, are likely to support growth equities in the foreseeable future. The economy has benefited from an expanding labor market that has created 15.5 million jobs since February of 2010. With a strengthening job market, compensation as measured by hourly wages increased 2.8%
during the 12-month reporting period. Personal finances are also encouraging, with the
Household Debt Service Ratio, which is the ratio of total required household debt payments to total disposable income, having improved substantially. After hitting a high of 13.20% in the fourth quarter of 2007, the ratio has declined to an attractive level of only 9.98% as of the second quarter of this year, according to the Federal Reserve.

We believe corporate fundamentals are also encouraging. According to FactSet Research
Systems, S&P 500 companies (ex-financials) held $1.45 trillion in cash at the end of the second quarter of this year. Despite declining 0.2% from the prior quarter, it was still the second-largest amount in at least 10 years.

As mentioned earlier, corporations are using their large cash positions to reward shareholders with dividends and aggressive share repurchase programs. In the second quarter, S&P 500 companies (ex-financials) paid a total of $176.6 billion in dividends and share repurchases, according to FactSet. It was a 1.7% year-over-year decrease, but the 12-month period ended
June 30 was strong with buybacks and dividends growing 6.1% and 6.6%, respectively, compared to the 12-month period ended in June of 2015.

We maintain that investors should also assess the attractive valuations of growth sectors relative to bond-like sectors. As of the end of the reporting period, the Information
Technology sector within the S&P 500 had a P/E ratio that was 2% below its 20-year median. Health Care and Consumer Discretionary sectors had P/E ratios that were 15%
and 4%, respectively, below their 20-year medians. The P/E ratios for Consumer Staples and
Utilities, however, were at 21% and 20% premiums to their 20-year medians.

We also believe that innovation that can help drive corporate earnings growth is strong across the globe, thanks in large part to internet related technologies and advancements in health care. At the same time, the adoption of new technologies by consumers and corporations is accelerating. The internet, smartphones, ebooks, and social media illustrate this trend, with each form of technology reaching 50% market penetration in a fraction of the time that was required by washing machines, landline telephones, and dishwashers. At the same time, medical innovation in orthopedic, cardiac, and cancer is occurring rapidly.

Conclusion
We urge investors to employ an investment strategy that uses intensive research to identify companies with strong fundamentals and potential for earnings growth. At the same time, investors should maintain a long-term perspective and avoid the risky behavior of focusing on bond-like equities. At Alger, we will continue to focus on our fundamental research and disciplined investment approach as we seek to generate attractive returns for our valued clients.

Portfolio Matters
Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned -0.42% for the fiscal year ended October 31,
2016, compared to the 2.28% return of the Russell 1000 Growth Index.

During the reporting period, Information Technology and Consumer Discretionary were the largest portfolio sector weightings. The largest sector overweight was Information
Technology and the largest underweight was Consumer Staples. The Information
Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance while Industrials and Health Care were among sectors that detracted from results.

Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; and UnitedHealth Group, Inc.
were among the most important contributors to performance. Shares of social network operator Facebook, Inc., Cl. A also contributed to performance. The shares performed strongly in response to the company continuing to take advertising market share from print and television media. We believe investors have also been encouraged by the growth of
Instagram, which is the company’s video- and photo-sharing network.

Conversely, Allergan PLC.; Vertex Pharmaceuticals, Inc.; LinkedIn Corp., Cl. A; Norwegian
Cruise Line Holdings Ltd.; and Signet Jewelers Ltd. detracted from results. During the second quarter of 2016, shares of Norwegian Cruise Line Holdings underperformed after the company’s management issued guidance that fell below expectations. Management also said it expects to face higher costs.

Alger International Growth Fund
The Alger International Growth Fund returned -6.32% for the fiscal year ended October
31, 2016, compared to the 0.72% return of the MSCI ACWI ex USA Index.

Stock selection resulted in China, Belgium, and Taiwan providing the greatest contributions to relative performance while Japan, Germany, and the United Kingdom were among countries that detracted from results.

During the reporting period, Financials and Information Technology were the largest portfolio sector weightings. The largest sector overweight was Information Technology and the largest underweight was Financials. The Information Technology sector contributed to relative performance while other sectors detracted from results.

Taiwan Semiconductor Manufacturing Co., Ltd.; Phoenix Healthcare Group Co., Ltd.;
Tencent Holdings Ltd.; and AXA SA were among top contributors to performance. Shares of Alibaba Group Holdings Ltd. also contributed to performance. The Alibaba Group runs the two largest online marketplaces in China, Taobao, a C2C marketplace, and T-Mall, a
B2C marketplace. It announced that it generated better-than-expected revenues, margins, and gross merchandise value for the second quarter of 2016. (Gross merchandise value is the value of all goods sold on Alibaba’s commerce platforms). It also said sales through mobile devices accounted for 75% of Alibaba’s gross merchandise value. Management also expressed optimism regarding its cloud services offering, which has potential to break even in 2017.

Conversely, detracting from performance were Samsung Electronics Co., Ltd.; Intesa
Sanpaolo S.p.A.; Essentra PLC.; Allergan PLC.; and Shire PLC. The performance of shares of global pharmaceuticals company Allergan weakened during the reporting period in response to concerns that a new U.S. president may support regulations that could block acquisition activity. An internal investigation at Valeant Pharmaceuticals International, Inc.,
furthermore, cast a shadow over the pharmaceutical industry.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned -4.32% for the fiscal year ended October 31,
2016, compared to the 0.40% return of the Russell Midcap Growth Index.

During the reporting period, the largest portfolio sector weightings were Consumer
Discretionary and Information Technology. The largest sector overweight was Information
Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and Energy sectors provided the largest contributions to relative performance while
Information Technology and Health Care were among sectors that detracted from results.

Among the most important contributors to performance were Broadcom Ltd.; Finisar
Corp.; TransDigm Group, Inc.; and Jarden Corp. Shares of Diamond Resorts International,
Inc. also supported performance. The company is a global operator of time shares. It is enjoying growth stemming from the strengthening finances of consumers and from prior acquisitions. News that the company will be acquired by Apollo Global Management, LLC.
for a 26% premium drove the strong performance of Diamond shares.

Conversely, detracting from performance were LinkedIn Corp., Cl. A; Signet Jewelers Ltd.;
NetScout Systems, Inc.; Norwegian Cruise Line Holdings Ltd; and Tolero Pharmaceuticals,
Inc. The performance of Norwegian Cruise Line Holdings stock was impacted by developments identified in the Alger Capital Appreciation Fund discussion.

Alger SMid Cap Growth Fund
The Alger SMid Cap Growth Fund returned -0.92% for the fiscal year ended October 31,
2016, compared to the 0.00% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Materials. The Information Technology and Health Care
sectors provided the largest contributions to relative performance while Industrials and
Financials were among sectors that detracted from results.

TESARO, Inc.; Match Group, Inc.; Burlington Stores, Inc.; and GrubHub, Inc. were among the most important contributors to performance. Shares of Cvent, Inc. also contributed to performance. The company provides a leading cloud-based event management platform that addresses the entire lifecycle of events and meetings, including budgeting, planning, venue sourcing, marketing, management, and measurement of meetings. Cvent’s competitive advantage is its detailed hotel and venue database that is extremely beneficial to event planners. Shares of Cvent performed strongly following news that the company will be acquired by Vista Equity Partners for a 69% premium.

Conversely, detracting from performance were LendingClub Corp.; WisdomTree
Investments, Inc.; Paycom Software, Inc.; and Pacira Pharmaceuticals, Inc. Shares of
TubeMogul, Inc. also detracted from results. The company provides cloud-based software that allows its clients to plan, buy, measure, and optimize online video advertising.
Performance of TubeMogul shares weakened after the company’s management reported that revenues and earnings missed expectations with weak second-quarter gross spending on advertising. Management attributed the weak results to short-term mobile viewability concerns which should be rectified within the next few quarters as more publishers upgrade their mobile sites from flash technology to HTML and make their platforms compatible with third-party software that many advertisers use to verify viewability metrics and to catch online ad fraud.

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned -3.92% for the fiscal year ended October 31,
2016, compared to the -0.49% return of the Russell 2000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Consumer Discretionary. The largest sector overweight was Information
Technology and the largest underweight was Consumer Discretionary. The Health Care and
Energy sectors provided the largest contributions to relative performance while Information
Technology and Financials were among sectors that detracted from results.

TESARO, Inc.; FEI Company; Burlington Stores, Inc.; and DTS, Inc. were among top contributors to performance. Shares of Cognex Corp. also contributed to performance.
The company is a leader in machine vision that helps manufacturers reduce costs and maintain quality. It does so with software and other products that capture and analyze visual information to automate and improve manufacturing and associated processes. In one example, manufacturers use Cognex technology to assist with locating, tracking, identifying, and inspecting smartphones in the production process. In the third quarter of 2016, shares of Cognex performed strongly after the company’s management reported that second-
quarter earnings exceeded expectations, with increased demand from logistics companies in
North America and automobile companies in China and Europe. The company’s guidance, furthermore, surpassed expectations.

Conversely, WisdomTree Investments, Inc.; NetScout Systems, Inc.; Restoration Hardware
Holdings, Inc.; and Pacira Pharmaceuticals, Inc. were among detractors from performance.
Shares of TubeMogul, Inc. also detracted from results. The performance of TubelMogul stock weakened in response to developments identified in the Alger SMid Cap Growth
Fund discussion.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned 1.92% for the fiscal year ended October 31,
2016, compared to the -0.49% return of the Russell 2000 Growth Index.

Among the most important contributors to performance were Cognex Corp.; FEI
Company; Stamps.com, Inc.; Veeva Systems, Inc., Cl. A; and Cantel Medical Corp. Shares of
Cognex Corp. also contributed to performance. The shares performed strongly in response to developments identified in the Alger Small Cap Growth Fund discussion.

Conversely, detracting from performance were comScore, Inc.; NetScout Systems, Inc.;
FleetmaticsGroupPLC.;andManhattanAssociates,Inc.Sharesof WisdomTreeInvestments,
Inc. also detracted from results. WisdomTree Investments manages approximately $54 billion in assets with more than 75 exchange traded funds. The performance of WisdomTree shares weakened early in the reporting period in response to investors withdrawing assets from the company’s products.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned -14.06% for the fiscal year ended October 31,
2016, compared to the 4.51% return of the S&P 500 Index.

Among the most important contributors to performance were Sarepta Therapeutics, Inc.;
UnitedHealth Group, Inc.; ABIOMED, Inc.; and Medivation, Inc. Shares of TESARO,
Inc. also contributed to results. TESARO is a biotechnology company that is focused on developing drugs for treating cancer. Late in the second quarter of 2016, the company reported encouraging results for a clinical trial of its treatment for ovarian and breast cancer, which supported the performance of TESARO stock.

Conversely, Tolero Pharmaceuticals, Inc.; Vertex Pharmaceuticals, Inc.; Allergan PLC.;
Bristol-Myers Squibb Co.; and Shire PLC. were among top detractors from performance.
Bristol-Myers provides oncology and immunology pharmaceutical products. During the third quarter, Bristol-Myers’ trial of using its Opdivo product for treating non-small cell lung cancer failed to achieve very aggressive goals and caused disappointment among investors.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned 2.62% for the fiscal year ended October 31,
2016, compared to the 4.51% return of the S&P 500 Index.

The Fund invests in companies that are classified in one of the following categories: Dividend
Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow.

During the reporting period, we continued to emphasize Dividend Growers and Kings of
Cash Flow, in part because Dividend Leaders continued to trade at high valuations.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Financials. The largest sector overweight was Consumer Staples and the largest underweight was Utilities. The Consumer Discretionary and Real Estate sectors provided the largest contributions to relative performance while Energy and Financials were among sectors that detracted from results.

Microsoft Corp.; Broadcom Ltd.; Johnson & Johnson; and Altria Group, Inc. provided the largest contributions to performance. Shares of Facebook, Inc., Cl. A also contributed to results. Performance of Facebook stock benefited from developments identified in the
Alger Capital Appreciation Fund discussion.

Conversely, The Blackstone Group LP.; Williams Partners, LP.; Gilead Sciences, Inc.;
Delphi Automotive PLC.; and Bristol-Myers Squibb Co. were among top detractors from performance. The performance of Bristol-Myers stock was driven by developments identified in the Alger Health Sciences Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

FactSet Research Systems represented 0.00% of Alger assets under management as of
October 31, 2016.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves even higher levels of risk, including increased information,

market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health
Sciences, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. Derivative contracts generally are subject to the risk of non-performance by the contract counterparty. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• FactSet Research Systems, Inc. is a multinational financial data and software company.
• The Bloomberg Commodity Index reflects the performance of 20 commod-
ities, which are weighted to account for economic significance and market liquidity.

FUND PERFORMANCE AS OF 9/30/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	4.90%	15.22%	9.70%	8.57%
Alger Capital Appreciation Class B (Inception 11/1/93)	4.84%	15.32%	9.56%	8.54%
Alger Capital Appreciation Class C (Inception 7/31/97)*,†	8.92%	15.60%	9.45%	8.35%
Alger Capital Appreciation Class Z (Inception 12/29/10)	11.13%	16.86%	n/a	12.50%
Alger International Growth Class A (Inception 12/31/96)	(3.50)%	6.33%	3.04%	4.80%
Alger International Growth Class B (Inception 11/11/86)	(3.84)%	6.40%	3.04%	4.77%
Alger International Growth Class C (Inception 7/31/97)*,†	0.09%	6.60%	2.82%	4.59%
Alger International Growth Class I (Inception 5/31/13)	2.10%	n/a	n/a	2.74%
Alger International Growth Class Z (Inception 12/29/10)	2.33%	7.92%	n/a	4.93%
Alger Mid Cap Growth Class A (Inception 12/31/96)	0.19%	12.21%	4.74%	7.64%
Alger Mid Cap Growth Class B (Inception 5/24/93)	(0.02)%	12.37%	4.65%	7.60%
Alger Mid Cap Growth Class C (Inception 7/31/97)*,†	3.91%	12.47%	4.43%	7.06%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	6.13%	n/a	n/a	(6.18)%
Alger SMid Cap Growth Class A (Inception 5/8/02)	4.59%	11.92%	6.76%	7.54%
Alger SMid Cap Growth Class B (Inception 5/8/02)	6.14%	12.01%	6.65%	7.49%
Alger SMid Cap Growth Class C (Inception 5/8/02)	8.83%	12.26%	6.51%	7.27%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	10.41%	13.15%	7.43%	8.01%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	10.78%	13.52%	n/a	8.38%
Alger Small Cap Growth Class A (Inception 12/31/96)	1.81%	10.69%	5.74%	3.75%
Alger Small Cap Growth Class B (Inception 11/11/86)	2.43%	10.95%	5.77%	3.73%
Alger Small Cap Growth Class C (Inception 7/31/97)*,†	5.78%	10.83%	5.41%	3.56%
Alger Small Cap Growth Class Z (Inception 12/29/10)	7.90%	12.14%	n/a	7.05%
Alger Small Cap Focus Fund Class A (Inception 3/3/08)	8.85%	14.05%	n/a	7.23%
Alger Small Cap Focus Fund Class C (Inception 3/3/08)	13.01%	14.52%	n/a	7.14%
Alger Small Cap Focus Fund Class I (Inception 3/3/08)	14.98%	15.54%	n/a	8.14%
Alger Small Cap Focus Fund Class Z (Inception 12/29/10)	15.19%	15.83%	n/a	10.13%
Alger Health Sciences Class A (Inception 5/1/02)	(7.00)%	12.81%	8.32%	10.38%
Alger Health Sciences Class B (Inception 5/1/02)	(6.59)%	12.92%	8.21%	10.32%
Alger Health Sciences Class C (Inception 5/1/02)	(3.40)%	13.14%	8.07%	10.09%
Alger Health Sciences Class Z (Inception 5/28/15)	(1.36)%	n/a	n/a	(11.98)%
Alger Growth & Income Class A (Inception 12/31/96)	6.52%	12.95%	6.93%	7.53%
Alger Growth & Income Class C (Inception 7/31/97)*,†	10.54%	13.32%	6.70%	7.31%
Alger Growth & Income Class Z (Inception 3/1/12)	12.69%	n/a	n/a	11.19%

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced
Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

* Historical performance prior to the inception of the Class, is that of the Fund's Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index
(unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Capital
Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends.
Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(5.65)%	12.07%	8.89%	8.38%
Class B (Inception 11/1/93)	(5.67)%	12.15%	8.76%	8.35%
Class C (Inception 7/31/97)*	(2.07)%	12.43%	8.65%	8.16%
Russell 1000 Growth Index	2.28%	13.65%	8.22%	6.76%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(0.08)%	13.65%	n/a	11.79%
Russell 1000 Growth Index	2.28%	13.65%	n/a	12.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex
USA (unmanaged index of common stocks) for the ten years ended October 31, 2016. Beginning May 31, 2013
Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class
I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Indices performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(11.22)%	3.38%	2.41%	4.63%
Class B (Inception 11/11/86)	(11.51)%	3.42%	2.41%	4.60%
Class C (Inception 7/31/97)*	(7.95)%	3.66%	2.19%	4.42%
MSCI AC WORLD INDEX ex USA	0.72%	4.11%	2.07%	4.97%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	(6.12)%	n/a	n/a	1.84%
MSCI AC WORLD INDEX ex USA	0.72%	n/a	n/a	1.70%

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(5.88)%	4.92%	n/a	4.36%
MSCI AC WORLD INDEX ex USA	0.72%	4.11%	n/a	2.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Mid Cap
Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(9.33)%	8.23%	3.78%	7.35%
Class B (Inception 5/24/93)	(9.82)%	8.26%	3.70%	7.31%
Class C (Inception 7/31/97)*	(5.96)%	8.46%	3.47%	6.77%
Russell Midcap Growth Index	0.40%	12.02%	7.65%	8.04%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	(4.03)%	n/a	n/a	(8.92)%
Russell Midcap Growth Index	0.40%	n/a	n/a	(2.77)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger SMid Cap
Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	(6.14)%	7.62%	5.34%	7.02%
Class B (Inception 5/8/02)	(4.90)%	7.67%	5.24%	6.97%
Class C (Inception 5/8/02)	(2.30)%	7.94%	5.10%	6.76%
Class I (Inception 8/5/07)*	(0.79)%	8.79%	6.00%	7.49%
Russell 2500 Growth Index	0.00%	11.71%	7.72%	8.27%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(0.57)%	9.14%	n/a	7.09%
Russell 2500 Growth Index	0.00%	11.71%	n/a	9.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Small Cap
Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(8.93)%	6.13%	4.26%	3.37%
Class B (Inception 11/11/86)	(8.40)%	6.36%	4.28%	3.35%
Class C (Inception 7/31/97)*	(5.50)%	6.23%	3.91%	3.18%
Russell 2000 Growth Index	(0.49)%	11.34%	6.92%	5.83%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(3.55)%	7.52%	n/a	5.68%
Russell 2000 Growth Index	(0.49)%	11.34%	n/a	9.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 2000 Growth (unmanaged indices of common stocks) from March 3, 2008, the inception date of the Alger Small Cap Focus Fund, through October
31, 2016. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth
Opportunities Fund” and prior to February 12, 2105 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.
Prior to August 7, 2015 the Fund compared its performance to the Russell 2500 Growth Index. From August 7 forward, the Fund will compare its performance to the Russell 2000 Growth Index to better reflect its investment strategies. Figures for the Alger Small Cap Focus Fund Class A shares, the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	(3.46)%	9.26%	n/a	6.21%
Class C (Inception 3/3/08)	0.28%	9.72%	n/a	6.12%
Class I (Inception 3/3/08)	1.96%	10.68%	n/a	7.09%
Russell 2000 Growth Index	(0.49)%	11.34%	n/a	8.59%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	2.22%	10.97%	n/a	8.55%
Russell 2000 Growth Index	(0.49)%	11.34%	n/a	9.06%

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health
Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Health Sciences Fund Class
A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences
Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	(18.59)%	9.00%	6.41%	9.43%
Class B (Inception 5/1/02)	(18.26)%	9.12%	6.30%	9.37%
Class C (Inception 5/1/02)	(15.40)%	9.35%	6.16%	9.15%
S&P 500 Index	4.51%	13.57%	6.70%	6.89%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	(13.63)%	n/a	n/a	(18.24)%
S&P 500 Index	4.51%	n/a	n/a	2.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth &
Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2016. Beginning April 1, 2011, Alger Growth & Income
Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/
or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(2.77)%	10.52%	6.51%	7.41%
Class C (Inception 7/31/97)*	0.89%	10.88%	6.29%	7.20%
S&P 500 Index	4.51%	13.57%	6.70%	7.44%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	2.91%	n/a	n/a	10.61%
S&P 500 Index	4.51%	n/a	n/a	12.16%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2016 (Unaudited)

	Alger Capital	Alger Mid Cap Growth	Alger SMid Cap Growth	Alger Small Cap Growth
SECTORS	Appreciation Fund	Fund	Fund	Fund
Consumer Discretionary	16.8%	18.9%	7.4%	7.9%
Consumer Staples	6.7	4.8	2.5	2.6
Energy	1.7	1.0	1.8	1.1
Financials	2.9	5.3	10.8	3.9
Health Care	15.2	15.8	29.0	32.1
Industrials	7.4	12.0	8.6	7.8
Information Technology	42.6	24.3	36.1	37.4
Materials	1.6	4.8	0.5	2.4
Real Estate	0.7	2.9	3.4	1.6
Telecommunication Services	0.4	1.1	0.0	0.0
Short-Term Investments and
Net Other Assets	4.0	9.1	(0.1)	3.2
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS	Fund	Fund	Fund
Consumer Discretionary	2.6%	0.0%	13.3%
Consumer Staples	0.0	0.0	12.0
Energy	0.0	0.0	6.2
Financials	1.0	0.0	14.5
Health Care	45.3	98.6	14.1
Industrials	5.0	0.1	10.5
Information Technology	40.2	0.0	20.3
Materials	3.3	0.0	0.9
Real Estate	0.0	0.0	2.4
Telecommunication Services	0.0	0.0	3.3
Utilities	0.0	0.0	0.7
Short-Term Investments and Net Other Assets	2.6	1.3	1.8
	100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†
October 31, 2016 (Unaudited) (Continued)

Alger International
COUNTRY	Growth Fund
Australia	3.5%
Brazil	1.7
Canada	6.8
China	7.7
France	6.6
Germany	7.4
Hong Kong	3.6
India	2.1
Indonesia	1.5
Ireland	3.2
Israel	0.4
Italy	0.6
Japan	13.5
Mexico	0.5
Netherlands	4.7
Norway	0.8
South Korea	1.2
Spain	1.9
Sweden	1.3
Switzerland	6.2
Taiwan	2.8
United Kingdom	12.0
United States	5.6
Cash and Net Other Assets	4.4
100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—93.5%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	82,955	$–
AEROSPACE & DEFENSE—0.9%
Lockheed Martin Corp.	77,962	19,208,278
TransDigm Group, Inc.	10,400	2,833,584
		22,041,862
AIRLINES—0.4%
Southwest Airlines Co.	247,233	9,901,682
ALTERNATIVE CARRIERS—0.4%
Level 3 Communications, Inc.*	181,449	10,188,361
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Hanesbrands, Inc.	172,752	4,439,726
PVH Corp.	137,413	14,700,443
Under Armour, Inc., Cl. A*	236,535	7,356,239
		26,496,408
APPAREL RETAIL—0.2%
The TJX Cos., Inc.	80,829	5,961,139
APPLICATION SOFTWARE—2.3%
Adobe Systems, Inc.*	216,899	23,318,812
salesforce.com, Inc.*	417,694	31,393,881
		54,712,693
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	201,842	13,133,859
Johnson Controls International PLC.	320,326	12,915,544
		26,049,403
BIOTECHNOLOGY—4.2%
ACADIA Pharmaceuticals, Inc.*	203,300	4,738,923
Biogen, Inc.*	50,443	14,133,120
BioMarin Pharmaceutical, Inc.*	219,370	17,663,672
Celgene Corp.*	329,302	33,648,078
Incyte Corp.*	183,119	15,925,860
Vertex Pharmaceuticals, Inc.*	204,646	15,524,446
		101,634,099
BREWERS—1.6%
Molson Coors Brewing Co., Cl. B	381,321	39,584,933
BROADCASTING—1.3%
CBS Corp., Cl. B	550,725	31,182,050
BUILDING PRODUCTS—0.1%
Fortune Brands Home & Security, Inc.	60,070	3,281,624
CABLE & SATELLITE—2.3%
Comcast Corporation, Cl. A	884,376	54,672,124
COMMUNICATIONS EQUIPMENT—0.1%
Palo Alto Networks, Inc.*	17,388	2,674,796
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Sabre Corp.	211,618	5,466,093
Visa, Inc., Cl. A	1,051,130	86,728,736
		92,194,829
DRUG RETAIL—0.4%
CVS Caremark Corp.	109,981	9,249,402

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Eaton Corp., PLC.	67,511	$4,305,176
FINANCIAL EXCHANGES & DATA—0.5%
IntercontinentalExchange Group, Inc.	30,930	8,363,163
S&P Global, Inc.	35,784	4,360,280
		12,723,443
FOOD DISTRIBUTORS—0.2%
US Foods Holding Corp.*	226,800	5,125,680
GENERAL MERCHANDISE STORES—0.2%
Dollar Tree, Inc.*	54,405	4,110,298
HEALTH CARE EQUIPMENT—2.5%
Boston Scientific Corp.*	584,207	12,852,554
DexCom, Inc.*	241,774	18,916,398
Edwards Lifesciences Corp.*	183,407	17,464,014
Medtronic PLC.	143,309	11,754,204
		60,987,170
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	167,104	9,984,464
HCA Holdings, Inc.*	61,923	4,738,967
		14,723,431
HOME ENTERTAINMENT SOFTWARE—2.2%
Activision Blizzard, Inc.	416,174	17,966,232
Electronic Arts, Inc.*	465,874	36,580,426
		54,546,658
HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	322,591	39,359,328
HOTELS RESORTS & CRUISE LINES—0.4%
Ctrip.com International Ltd.#*	155,137	6,849,299
Royal Caribbean Cruises Ltd.	33,404	2,567,765
		9,417,064
HOUSEWARES & SPECIALTIES—1.8%
Newell Brands, Inc.	885,961	42,543,847
HYPERMARKETS & SUPER CENTERS—0.4%
Costco Wholesale Corp.	70,131	10,370,271
INDUSTRIAL CONGLOMERATES—4.0%
3M Co.	15,300	2,529,090
Danaher Corp.	88,317	6,937,300
Honeywell International, Inc.	789,152	86,554,192
		96,020,582
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	149,390	19,931,614
INTERNET RETAIL—5.7%
Amazon.com, Inc.*	171,647	135,570,233
NetFlix, Inc.*	14,563	1,818,482
		137,388,715
INTERNET SOFTWARE & SERVICES—16.3%
Alibaba Group Holding Ltd.#*	207,753	21,126,403
Alphabet, Inc., Cl. C*	253,381	198,787,530
comScore, Inc.*	91,940	2,646,953

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
eBay, Inc.*	299,591	$8,541,339
Facebook, Inc., Cl. A*	940,967	123,257,267
GrubHub, Inc.*	62,920	2,397,881
Match Group, Inc.*	170,182	3,073,487
Palantir Technologies, Inc., Cl. A*,@	153,282	1,172,607
Stamps.com, Inc.*	97,100	9,472,105
Yahoo! Inc.*	582,371	24,197,515
		394,673,087
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	576,346	19,347,935
The Goldman Sachs Group, Inc.	40,000	7,129,600
		26,477,535
IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	131,277	6,741,074
LIFE SCIENCES TOOLS & SERVICES—1.5%
Thermo Fisher Scientific, Inc.	245,100	36,037,053
MANAGED HEALTH CARE—3.1%
Aetna, Inc.	36,443	3,912,156
Centene Corp.*	188,680	11,788,726
Humana, Inc.	26,929	4,619,131
UnitedHealth Group, Inc.	384,035	54,275,667
		74,595,680
MOVIES & ENTERTAINMENT—0.4%
Time Warner, Inc.	103,319	9,194,358
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	287,378	13,219,388
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	275,553	16,378,870
EOG Resources, Inc.	55,520	5,020,118
Pioneer Natural Resources Co.	42,582	7,623,030
		29,022,018
PACKAGED FOODS & MEATS—0.4%
The Kraft Heinz Co.	54,700	4,865,565
The WhiteWave Foods Co.*	106,400	5,797,736
		10,663,301
PHARMACEUTICALS—3.1%
Allergan PLC.*	249,471	52,124,471
Eli Lilly & Co.	310,898	22,956,708
		75,081,179
RAILROADS—0.5%
Union Pacific Corp.	129,683	11,435,447
RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	110,200	8,986,810
RESTAURANTS—0.3%
Starbucks Corp.	148,031	7,856,005
SEMICONDUCTOR EQUIPMENT—0.2%
ASML Holding NV#	47,488	5,015,683

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—4.9%
Broadcom Ltd.	328,093	$55,867,676
Cavium Networks, Inc.*	58,983	3,329,590
Microsemi Corp.*	190,275	8,016,286
NXP Semiconductors NV*	300,336	30,033,600
QUALCOMM, Inc.	237,550	16,324,436
Skyworks Solutions, Inc.	63,581	4,891,922
		118,463,510
SOFT DRINKS—1.7%
PepsiCo, Inc.	377,420	40,459,424
SPECIALIZED CONSUMER SERVICES—0.3%
ServiceMaster Global Holdings, Inc.*	233,323	8,350,630
SPECIALTY CHEMICALS—0.8%
The Sherwin-Williams Co.	34,291	8,396,494
WR Grace & Co.	169,211	11,330,369
		19,726,863
SYSTEMS SOFTWARE—6.4%
Microsoft Corp.	2,226,812	133,430,575
Red Hat, Inc.*	47,366	3,668,497
ServiceNow, Inc.*	198,271	17,430,003
		154,529,075
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.	1,187,442	134,822,165
Western Digital Corp.	138,152	8,073,603
		142,895,768
TOBACCO—2.0%
Altria Group, Inc.	278,219	18,395,840
Philip Morris International, Inc.	306,869	29,594,447
		47,990,287
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	699,291	23,076,603
TOTAL COMMON STOCKS
(Cost $1,976,624,075)		2,265,869,460
PREFERRED STOCKS—0.5%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	715,332	–
Choicestream, Inc., Series B*,@,(a)	1,649,956	973,474
		973,474
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	625,130	4,782,245
Palantir Technologies, Inc., Cl. D*,@	81,445	623,054
		5,405,299
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	76,682	4,373,941
TOTAL PREFERRED STOCKS
(Cost $8,711,512)		10,752,714

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016 (Continued)

WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	387,502	$379,752
(Cost $387,114)		379,752
MASTER LIMITED PARTNERSHIP—0.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
The Blackstone Group LP.	861,391	21,560,617
(Cost $26,275,918)		21,560,617
REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
MORTGAGE—0.4%
Blackstone Mortgage Trust, Inc., Cl. A	334,540	10,103,108
SPECIALIZED—0.7%
Crown Castle International Corp.	189,177	17,213,215
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $26,304,725)		27,316,323
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	387,502	387,502
(Cost $47,054)		387,502
Total Investments
(Cost $2,038,350,398)(b)	96.0%	2,326,266,368
Other Assets in Excess of Liabilities	4.0%	96,381,317
NET ASSETS	100.0%	$2,422,647,685

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2016 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,074,637,190, amounted to $251,629,178 which consisted of aggregate gross unrealized appreciation of $331,227,470 and aggregate gross unrealized depreciation of $79,598,292.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$24,057	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	388	0.00%	387,502	0.02%
Choicestream, Inc., 6/22/26	08/04/16	387,114	0.02%	379,752	0.01%
Choicestream, Inc., Cl. A	12/17/13	572,038	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	989,973	0.05%	973,474	0.04%
Intarcia Therapeutics, Inc.,
Series DD	03/27/14	2,483,730	0.14%	4,373,941	0.18%
Palantir Technologies, Inc., Cl. A	10/07/14	997,406	0.05%	1,172,607	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	4,128,004	0.22%	4,782,245	0.20%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	623,054	0.02%
Total				$12,692,575	0.52%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—95.6%	SHARES	VALUE
AUSTRALIA—3.5%
DIVERSIFIED BANKS—1.2%
Westpac Banking Corp.	92,300	$2,134,433
DIVERSIFIED METALS & MINING—2.3%
BHP Billiton Ltd.	118,200	2,065,053
Rio Tinto Ltd.	51,000	2,110,098
		4,175,151
TOTAL AUSTRALIA
(Cost $5,888,352)		6,309,584
BRAZIL—1.7%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.5%
BR Malls Participacoes SA*	222,970	892,369
INDEPENDENT POWER AND RENEWABLE ENERGY—0.5%
AES Tiete Energia SA	188,144	974,525
MULTI-LINE INSURANCE—0.7%
BB Seguridade Participacoes SA	116,000	1,167,537
TOTAL BRAZIL
(Cost $2,730,777)		3,034,431
CANADA—6.8%
FOOD RETAIL—1.3%
Alimentation Couche-Tard, Inc.	46,514	2,337,059
GOLD—0.7%
Agnico Eagle Mines Ltd.	23,300	1,183,547
INTEGRATED OIL & GAS—2.1%
Cenovus Energy, Inc.	149,200	2,152,806
Suncor Energy, Inc.	54,300	1,629,749
		3,782,555
MULTI-UTILITIES—1.1%
Canadian Utilities Ltd.	72,900	2,083,634
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Canadian Natural Resources Ltd.	50,900	1,615,759
Encana Corp.	130,000	1,239,849
		2,855,608
TOTAL CANADA
(Cost $12,478,096)		12,242,403
CHINA—7.7%
APPLICATION SOFTWARE—0.1%
Gridsum Holding, Inc.#*	20,568	289,392
DIVERSIFIED BANKS—1.4%
China Construction Bank Corp.	3,588,000	2,620,109
ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Byd Co., Ltd.	181,000	1,191,579
HEALTH CARE FACILITIES—1.0%
Phoenix Healthcare Group Co., Ltd.	1,099,200	1,746,716
INTERNET SOFTWARE & SERVICES—4.5%
Alibaba Group Holding Ltd.#*	46,366	4,714,958

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Tencent Holdings Ltd.	127,500	$3,379,026
		8,093,984
TOTAL CHINA
(Cost $11,454,257)		13,941,780
FRANCE—6.6%
AEROSPACE & DEFENSE—0.9%
Safran SA	24,200	1,665,386
AUTO PARTS & EQUIPMENT—1.4%
Valeo SA	42,800	2,469,993
BIOTECHNOLOGY—0.2%
DBV Technologies SA#*	12,100	415,393
DIVERSIFIED BANKS—0.8%
BNP Paribas SA	25,800	1,496,105
HOME ENTERTAINMENT SOFTWARE—0.4%
UBISOFT Entertainment*	20,200	687,380
INTEGRATED OIL & GAS—2.3%
TOTAL SA	87,550	4,194,456
MULTI-LINE INSURANCE—0.6%
AXA SA	44,100	995,089
TOTAL FRANCE
(Cost $11,574,974)		11,923,802
GERMANY—7.4%
APPLICATION SOFTWARE—1.6%
SAP SE#	33,300	2,933,978
AUTOMOBILE MANUFACTURERS—1.5%
Bayerische Motoren Werke AG	31,946	2,787,398
HEALTH CARE SERVICES—1.0%
Fresenius Medical Care AG & Co.	22,700	1,849,177
INDUSTRIAL CONGLOMERATES—0.8%
Siemens AG	12,505	1,420,915
INTEGRATED TELECOMMUNICATION SERVICES—2.0%
Deutsche Telekom AG	218,600	3,566,833
MULTI-LINE INSURANCE—0.5%
Allianz SE	5,500	858,652
TOTAL GERMANY
(Cost $14,236,775)		13,416,953
HONG KONG—3.6%
CONSTRUCTION & ENGINEERING—0.8%
China State Construction International Holdings Ltd.	1,017,000	1,483,640
HOME FURNISHINGS—0.4%
Man Wah Holdings Ltd.	1,040,000	690,238
HOUSEHOLD APPLIANCES—0.6%
Techtronic Industries Co., Ltd.	300,000	1,127,137

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HONG KONG—(CONT.)
INDUSTRIAL CONGLOMERATES—0.6%
China Everbright International Ltd.	908,800	$1,086,401
LIFE & HEALTH INSURANCE—1.2%
AIA Group Ltd.	340,904	2,144,616
TOTAL HONG KONG
(Cost $6,485,357)		6,532,032
INDIA—2.1%
DIVERSIFIED BANKS—1.3%
HDFC Bank Ltd.	106,600	2,388,732
PHARMACEUTICALS—0.8%
Aurobindo Pharma Ltd.	120,700	1,480,729
TOTAL INDIA
(Cost $2,625,149)		3,869,461
INDONESIA—1.5%
AUTOMOBILE MANUFACTURERS—0.6%
Astra International Tbk PT	1,800,000	1,135,634
CONSTRUCTION MATERIALS—0.2%
Semen Indonesia Persero Tbk PT	541,595	408,234
DIVERSIFIED BANKS—0.7%
Bank Rakyat Indonesia Persero Tbk., PT	1,217,000	1,136,398
TOTAL INDONESIA
(Cost $2,441,501)		2,680,266
IRELAND—3.2%
AUTO PARTS & EQUIPMENT—0.4%
Johnson Controls International PLC.	16,614	669,877
CONSTRUCTION MATERIALS—0.6%
CRH PLC.	32,700	1,058,204
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	14,200	905,534
PHARMACEUTICALS—1.7%
Shire PLC.	55,600	3,139,454
TOTAL IRELAND
(Cost $6,332,701)		5,773,069
ISRAEL—0.4%
OIL & GAS REFINING & MARKETING—0.4%
Reliance Industries Ltd.*	50,000	787,856
(Cost $773,398)
ITALY—0.6%
DIVERSIFIED BANKS—0.6%
Banco Popolare SC	400,000	1,154,625
(Cost $1,176,823)
JAPAN—13.5%
BREWERS—1.2%
Asahi Group Holdings Ltd.	62,200	2,218,629
COMMODITY CHEMICALS—1.4%
Toray Industries, Inc.	273,706	2,547,241

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
JAPAN—(CONT.)
CONSTRUCTION & ENGINEERING—1.0%
Taisei Corp.	238,500	$1,787,484
DIVERSIFIED BANKS—1.2%
Mitsubishi UFJ Financial Group, Inc.	431,400	2,225,837
DIVERSIFIED CHEMICALS—0.5%
Daicel Corp.	69,900	919,085
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Mitsui Fudosan Co., Ltd.	64,550	1,469,985
ELECTRONIC COMPONENTS—1.7%
Alps Electric Co., Ltd.	83,200	1,995,680
Murata Manufacturing Co., Ltd.	7,000	977,444
		2,973,124
HOMEBUILDING—0.5%
Haseko Corp.	98,900	962,430
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Temp Holdings Co., Ltd.	75,000	1,271,917
INTEGRATED TELECOMMUNICATION SERVICES—1.2%
Nippon Telegraph & Telephone Corp.	47,000	2,083,732
PROPERTY & CASUALTY INSURANCE—1.1%
Tokio Marine Holdings, Inc.	52,300	2,062,791
RAILROADS—0.9%
East Japan Railway Co.	17,650	1,553,629
WIRELESS TELECOMMUNICATION SERVICES—1.3%
KDDI Corp.	77,200	2,346,241
TOTAL JAPAN
(Cost $25,484,965)		24,422,125
MEXICO—0.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.5%
Corp Inmobiliaria Vesta SAB de CV	609,030	920,610
(Cost $1,261,007)
NETHERLANDS—4.7%
DIVERSIFIED BANKS—0.7%
ING Groep NV	100,000	1,312,821
PERSONAL PRODUCTS—1.7%
Unilever NV	71,300	2,982,464
SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	17,176	1,814,129
SEMICONDUCTORS—1.3%
NXP Semiconductors NV*	23,000	2,300,000
TOTAL NETHERLANDS
(Cost $8,291,328)		8,409,414
NORWAY—0.8%
PACKAGED FOODS & MEATS—0.8%
Orkla ASA	150,000	1,416,424
(Cost $1,439,231)

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—1.2%
ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
SFA Engineering Corp.*	20,300	$1,025,935
SEMICONDUCTORS—0.6%
SK Hynix, Inc.	30,000	1,073,463
TOTAL SOUTH KOREA
(Cost $2,063,638)		2,099,398
SPAIN—1.9%
ELECTRIC UTILITIES—1.9%
Iberdrola SA	499,747	3,401,314
(Cost $3,338,717)
SWEDEN—1.3%
BUILDING PRODUCTS—0.8%
Assa Abloy AB, Cl. B	80,800	1,468,496
DIVERSIFIED BANKS—0.5%
Nordea Bank AB*	76,300	801,891
TOTAL SWEDEN
(Cost $2,350,534)		2,270,387
SWITZERLAND—6.2%
DIVERSIFIED CAPITAL MARKETS—1.7%
Credit Suisse Group AG	140,000	1,953,685
UBS Group AG	71,900	1,016,652
		2,970,337
PACKAGED FOODS & MEATS—2.2%
Nestle SA	53,701	3,894,660
PHARMACEUTICALS—1.2%
Novartis AG	30,600	2,171,937
PROPERTY & CASUALTY INSURANCE—1.1%
Chubb Ltd.	16,200	2,057,400
TOTAL SWITZERLAND
(Cost $12,147,672)		11,094,334
TAIWAN—2.8%
ELECTRONIC COMPONENTS—0.5%
Largan Precision Co., Ltd.*	8,151	962,500
SEMICONDUCTORS—1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.*	514,100	3,088,136
TEXTILES—0.6%
Eclat Textile Co., Ltd.*	90,000	1,020,731
TOTAL TAIWAN
(Cost $3,939,536)		5,071,367
UNITED KINGDOM—12.0%
DISTILLERS & VINTNERS—0.5%
Diageo PLC.	34,200	910,323
HOTELS RESORTS & CRUISE LINES—0.5%
Carnival Corp.	18,000	868,227
HOUSEHOLD PRODUCTS—1.4%
Reckitt Benckiser Group PLC.	28,062	2,510,543

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED KINGDOM—(CONT.)
INTEGRATED OIL & GAS—3.1%
BP PLC.	456,100	$2,696,439
Royal Dutch Shell PLC., Cl. B	111,632	2,879,387
		5,575,826
PHARMACEUTICALS—2.1%
AstraZeneca PLC.	28,027	1,569,438
GlaxoSmithKline PLC.	110,167	2,176,363
		3,745,801
TOBACCO—3.6%
British American Tobacco PLC.	48,511	2,780,422
Imperial Brands PLC.*	77,973	3,771,852
		6,552,274
TRADING COMPANIES & DISTRIBUTORS—0.8%
Ashtead Group PLC.	91,600	1,427,325
TOTAL UNITED KINGDOM
(Cost $22,308,959)		21,590,319
UNITED STATES—5.6%
APPLICATION SOFTWARE—0.2%
Mobileye NV*	11,500	427,570
AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC.	13,352	868,815
HEALTH CARE EQUIPMENT—1.2%
Medtronic PLC.	25,700	2,107,914
PHARMACEUTICALS—2.0%
Allergan PLC.*	17,000	3,551,980
SEMICONDUCTORS—1.7%
Broadcom Ltd.	17,970	3,059,931
TOTAL UNITED STATES
(Cost $10,590,924)		10,016,210
TOTAL COMMON STOCKS
(Cost $171,414,671)		172,378,164
Total Investments
(Cost $171,414,671)(a)	95.6%	172,378,164
Other Assets in Excess of Liabilities	4.4%	7,921,981
NET ASSETS	100.0%	$180,300,145

# American Depositary Receipts.
(a) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$172,320,494, amounted to $57,670 which consisted of aggregate gross unrealized appreciation of $11,018,398 and aggregate gross unrealized depreciation of $10,960,728.
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—86.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.2%
Hexcel Corp.	24,852	$1,130,517
TransDigm Group, Inc.	8,510	2,318,635
		3,449,152
AIRLINES—0.9%
Southwest Airlines Co.	36,494	1,461,585
ALTERNATIVE CARRIERS—1.1%
Level 3 Communications, Inc.*	14,491	813,670
Zayo Group Holdings, Inc.*	30,097	968,521
		1,782,191
APPAREL ACCESSORIES & LUXURY GOODS—3.6%
Hanesbrands, Inc.	37,744	970,021
lululemon athletica, Inc.*	18,133	1,038,114
Michael Kors Holdings Ltd.*	16,800	853,104
PVH Corp.	17,284	1,849,042
Under Armour, Inc., Cl. A*	18,034	560,857
Under Armour, Inc., Cl. C*	14,502	375,022
		5,646,160
APPAREL RETAIL—1.9%
Burlington Stores, Inc.*	16,200	1,214,028
Ross Stores, Inc.	27,267	1,705,278
		2,919,306
APPLICATION SOFTWARE—2.1%
Autodesk, Inc.*	6,784	490,347
Gridsum Holding, Inc.#*	19,778	278,276
Manhattan Associates, Inc.*	14,931	756,106
Mobileye NV*	21,205	788,402
Splunk, Inc.*	16,604	999,395
		3,312,526
AUTO PARTS & EQUIPMENT—2.6%
Delphi Automotive PLC.	24,350	1,584,454
Johnson Controls International PLC.	35,549	1,433,336
WABCO Holdings, Inc.*	10,739	1,057,362
		4,075,152
AUTOMOTIVE RETAIL—1.1%
O'Reilly Automotive, Inc.*	6,433	1,701,143
BIOTECHNOLOGY—3.9%
ARIAD Pharmaceuticals, Inc.*	52,505	457,844
BioMarin Pharmaceutical, Inc.*	14,014	1,128,407
Bluebird Bio, Inc.*	11,268	538,047
Incyte Corp.*	13,144	1,143,134
Sarepta Therapeutics, Inc.*	15,389	603,865
TESARO, Inc.*	9,723	1,175,316
Ultragenyx Pharmaceutical, Inc.*	5,400	318,546
Vertex Pharmaceuticals, Inc.*	10,569	801,764
		6,166,923

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BROADCASTING—0.8%
CBS Corp., Cl. B	22,189	$1,256,341
BUILDING PRODUCTS—2.0%
Allegion PLC.	28,571	1,823,972
Fortune Brands Home & Security, Inc.	22,344	1,220,653
		3,044,625
COMMUNICATIONS EQUIPMENT—2.2%
F5 Networks, Inc.*	11,746	1,623,415
Finisar Corp.*	36,916	1,010,760
Palo Alto Networks, Inc.*	4,081	627,780
Quantenna Communications, Inc.*	14,038	210,289
		3,472,244
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—1.0%
Wabtec Corp.	20,700	1,600,317
CONSUMER FINANCE—0.3%
LendingClub Corp.*	104,062	513,026
DATA PROCESSING & OUTSOURCED SERVICES—4.4%
Euronet Worldwide, Inc.*	12,010	955,395
Fiserv, Inc.*	18,310	1,803,169
FleetCor Technologies, Inc.*	3,759	658,953
MAXIMUS, Inc.	21,600	1,124,496
Sabre Corp.	44,537	1,150,391
WNS Holdings Ltd.#*	41,468	1,140,370
		6,832,774
DISTILLERS & VINTNERS—0.4%
Constellation Brands Inc., Cl. A	3,800	635,056
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Acuity Brands, Inc.	1,600	357,712
AMETEK, Inc.	20,148	888,527
		1,246,239
FINANCIAL EXCHANGES & DATA—3.1%
IntercontinentalExchange Group, Inc.	4,957	1,340,323
MarketAxess Holdings, Inc.	6,373	960,794
MSCI, Inc.	9,823	787,706
S&P Global, Inc.	13,805	1,682,139
		4,770,962
FOOD DISTRIBUTORS—1.1%
Performance Food Group Co.*	73,700	1,768,800
GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp.	10,544	728,485
Dollar Tree, Inc.*	23,605	1,783,358
		2,511,843
HEALTH CARE EQUIPMENT—6.5%
ABIOMED, Inc.*	14,748	1,548,393
Baxter International, Inc.	13,412	638,277

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—(CONT.)
DexCom, Inc.*	27,752	$2,171,316
Edwards Lifesciences Corp.*	20,000	1,904,400
IDEXX Laboratories, Inc.*	17,067	1,828,558
Insulet Corp.*	13,988	519,235
Masimo Corp.*	11,946	657,030
Nevro Corp.*	5,421	498,298
Obalon Therapeutics, Inc.*	32,242	416,889
		10,182,396
HEALTH CARE FACILITIES—1.7%
Amsurg Corp.*	15,200	908,200
Universal Health Services, Inc., Cl. B	3,735	450,852
VCA Antech, Inc.*	20,312	1,248,375
		2,607,427
HEALTH CARE TECHNOLOGY—0.8%
Medidata Solutions, Inc.*	26,317	1,262,953
HOME ENTERTAINMENT SOFTWARE—1.7%
Electronic Arts, Inc.*	33,585	2,637,094
HOTELS RESORTS & CRUISE LINES—2.9%
Carnival Corp.	30,241	1,484,833
Royal Caribbean Cruises Ltd.	39,688	3,050,817
		4,535,650
HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	35,800	1,727,708
HOUSEWARES & SPECIALTIES—2.3%
Newell Brands, Inc.	76,267	3,662,341
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
WageWorks, Inc.*	7,200	424,440
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	11,091	1,479,761
INDUSTRIAL MACHINERY—0.5%
Colfax Corp.*	25,149	799,487
INTERNET SOFTWARE & SERVICES—3.3%
comScore, Inc.*	27,300	785,967
Cornerstone OnDemand, Inc.*	14,778	610,331
eBay, Inc.*	18,803	536,074
GrubHub, Inc.*	33,196	1,265,100
LogMeIn, Inc.	4,433	421,135
Palantir Technologies, Inc., Cl. A*,@	16,376	125,276
Q2 Holdings, Inc.*	30,400	854,240
Stamps.com, Inc.*	6,072	592,324
		5,190,447
INVESTMENT BANKING & BROKERAGE—0.7%
TD Ameritrade Holding Corp.	32,600	1,115,246
IT CONSULTING & OTHER SERVICES—0.9%
InterXion Holding NV*	39,074	1,454,725

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
LEISURE PRODUCTS—0.5%
Coach, Inc.	20,396	$732,012
LIFE SCIENCES TOOLS & SERVICES—1.0%
Charles River Laboratories International, Inc.*	7,800	591,864
NanoString Technologies, Inc.*	23,125	449,781
Patheon NV*	18,100	459,559
		1,501,204
METAL & GLASS CONTAINERS—0.9%
Ball Corp.	18,700	1,441,209
OIL & GAS DRILLING—0.2%
Patterson-UTI Energy, Inc.	16,258	365,480
OIL & GAS EQUIPMENT & SERVICES—0.1%
Weatherford International PLC.*	37,500	180,750
OIL & GAS EXPLORATION & PRODUCTION—0.7%
PDC Energy, Inc.*	6,236	382,454
Pioneer Natural Resources Co.	4,323	773,903
		1,156,357
PACKAGED FOODS & MEATS—2.2%
ConAgra Foods, Inc.	17,602	848,064
Pinnacle Foods, Inc.	25,022	1,286,631
TreeHouse Foods, Inc.*	14,197	1,241,954
		3,376,649
PHARMACEUTICALS—0.9%
Aerie Pharmaceuticals, Inc.*	20,893	694,692
Akorn, Inc.*	11,100	265,845
Dermira, Inc.*	14,464	453,447
		1,413,984
REGIONAL BANKS—0.5%
Citizens Financial Group, Inc.	31,700	834,978
RESEARCH & CONSULTING SERVICES—1.4%
Verisk Analytics, Inc., Cl. A*	27,700	2,258,935
SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.	11,765	1,139,558
SEMICONDUCTORS—5.0%
Broadcom Ltd.	15,178	2,584,510
Cavium Networks, Inc.*	18,600	1,049,970
Microsemi Corp.*	18,428	776,372
NXP Semiconductors NV*	15,240	1,524,000
Skyworks Solutions, Inc.	24,228	1,864,102
		7,798,954
SPECIALIZED CONSUMER SERVICES—1.1%
ServiceMaster Global Holdings, Inc.*	45,645	1,633,635
SPECIALTY CHEMICALS—2.9%
Axalta Coating Systems Ltd.*	18,896	474,667
Balchem Corp.	13,187	1,000,893

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALTY CHEMICALS—(CONT.)
International Flavors & Fragrances, Inc.	4,893	$639,907
The Sherwin-Williams Co.	3,576	875,619
WR Grace & Co.	22,810	1,527,358
		4,518,444
SPECIALTY STORES—1.2%
Tractor Supply Co.	12,528	784,629
Ulta Salon, Cosmetics & Fragrance, Inc.*	4,200	1,022,028
		1,806,657
SYSTEMS SOFTWARE—3.1%
Fortinet, Inc.*	39,791	1,275,699
Proofpoint, Inc.*	9,268	726,426
ServiceNow, Inc.*	23,716	2,084,874
TubeMogul, Inc.*	97,300	710,290
		4,797,289
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.6%
Western Digital Corp.	14,569	851,412
TRADING COMPANIES & DISTRIBUTORS—1.4%
HD Supply Holdings, Inc.*	66,763	2,203,179
TRUCKING—0.8%
Old Dominion Freight Line, Inc.*	17,600	1,314,368
TOTAL COMMON STOCKS
(Cost $129,209,594)		134,571,094
PREFERRED STOCKS—1.3%	SHARES	VALUE
BIOTECHNOLOGY—1.0%
Prosetta Biosciences, Inc., Series D*,@,(a)	219,610	887,225
Tolero Pharmaceuticals, Inc. Series B*,@,(a)	495,000	638,550
		1,525,775
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	66,787	510,920
Palantir Technologies, Inc., Cl. D*,@	8,701	66,563
		577,483
TOTAL PREFERRED STOCKS
(Cost $2,979,689)		2,103,258
REAL ESTATE INVESTMENT TRUST—3.4%	SHARES	VALUE
HEALTH CARE—0.5%
Omega Healthcare Investors, Inc.	21,800	693,894
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	25,342	765,329
SPECIALIZED—2.4%
Crown Castle International Corp.	17,149	1,560,387
Lamar Advertising Co., Cl. A	35,075	2,225,509
		3,785,896
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,508,370)		5,245,119

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	314,956	$327,271
(Cost $314,956)		327,271
Total Investments
(Cost $138,012,609)(b)	90.9%	142,246,742
Other Assets in Excess of Liabilities	9.1%	14,184,374
NET ASSETS	100.0%	$156,431,116

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $138,072,339, amounted to $4,174,403 which consisted of aggregate gross unrealized appreciation of $12,526,345 and aggregate gross unrealized depreciation of $8,351,942.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
JS Kred SPV I, LLC.	06/26/15	$314,956	0.15%	$327,271	0.21%
Palantir Technologies, Inc., Cl. A	10/07/14	106,559	0.05%	125,276	0.08%
Palantir Technologies, Inc., Cl. B	10/07/14	441,023	0.22%	510,920	0.33%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	66,563	0.04%
Prosetta Biosciences, Inc., Series
D	02,06,15	988,245	0.50%	887,225	0.56%
Tolero Pharmaceuticals, Inc.	08,01,14	1,003,888	0.45%	427,829	0.27%
Tolero Pharmaceuticals, Inc.	10/31/14	489,082	0.23%	210,721	0.14%
Total				$2,555,805	1.63%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—91.9%	SHARES	VALUE
AEROSPACE & DEFENSE—0.4%
Hexcel Corp.	15,339	$697,771
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Ralph Lauren Corp.	18,539	1,818,676
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	12,476	934,951
APPLICATION SOFTWARE—11.0%
Blackbaud, Inc.	83,573	5,131,382
Ellie Mae, Inc.*	18,169	1,923,916
Everbridge, Inc.*	31,270	460,294
Fair Isaac Corp.	10,383	1,253,021
HubSpot, Inc.*	25,276	1,325,726
Mobileye NV*	67,420	2,506,676
Splunk, Inc.*	24,102	1,450,699
Tyler Technologies, Inc.*	17,658	2,832,343
Ultimate Software Group, Inc.*	12,722	2,684,215
		19,568,272
ASSET MANAGEMENT & CUSTODY BANKS—2.9%
Affiliated Managers Group, Inc.*	16,349	2,168,858
WisdomTree Investments, Inc.	340,780	2,923,893
		5,092,751
BIOTECHNOLOGY—5.2%
ACADIA Pharmaceuticals, Inc.*	84,972	1,980,697
Alexion Pharmaceuticals, Inc.*	5,326	695,043
Incyte Corp.*	22,084	1,920,646
Neurocrine Biosciences, Inc.*	41,524	1,817,505
Ra Pharmaceuticals, Inc.*	13,592	174,657
TESARO, Inc.*	17,654	2,134,016
Ultragenyx Pharmaceutical, Inc.*	10,723	632,550
		9,355,114
BREWERS—0.4%
Craft Brew Alliance, Inc.*	42,934	689,091
BUILDING PRODUCTS—1.6%
Allegion PLC.	44,295	2,827,793
COMMUNICATIONS EQUIPMENT—1.5%
F5 Networks, Inc.*	7,830	1,082,184
Finisar Corp.*	47,291	1,294,828
Quantenna Communications, Inc.*	16,185	242,451
		2,619,463
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—1.7%
Wabtec Corp.	39,658	3,065,960
CONSUMER FINANCE—3.0%
LendingClub Corp.*	1,090,371	5,375,529
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Euronet Worldwide, Inc.*	22,127	1,760,203

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
DISTRIBUTORS—1.2%
LKQ Corp.*	66,847	$2,157,821
ELECTRONIC COMPONENTS—1.4%
Dolby Laboratories Inc., Cl. A	53,831	2,561,817
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
FLIR Systems, Inc.	24,437	804,466
ELECTRONIC MANUFACTURING SERVICES—0.7%
Trimble, Inc.*	47,838	1,322,242
FINANCIAL EXCHANGES & DATA—3.8%
IntercontinentalExchange Group, Inc.	8,540	2,309,131
MarketAxess Holdings, Inc.	30,206	4,553,856
		6,862,987
FOOD DISTRIBUTORS—1.0%
Performance Food Group Co.*	75,336	1,808,064
GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.	27,314	1,887,124
HEALTH CARE EQUIPMENT—8.2%
Abaxis, Inc.	39,231	1,872,888
ABIOMED, Inc.*	18,439	1,935,910
Cantel Medical Corp.	49,103	3,497,607
DexCom, Inc.*	36,804	2,879,545
Insulet Corp.*	36,124	1,340,923
STERIS PLC.	27,218	1,818,707
Tactile Systems Technology, Inc.*	76,010	1,350,317
		14,695,897
HEALTH CARE FACILITIES—0.9%
Amsurg Corp.*	26,348	1,574,293
HEALTH CARE SUPPLIES—1.8%
DENTSPLY SIRONA, Inc.	15,484	891,414
Neogen Corp.*	42,805	2,255,395
		3,146,809
HEALTH CARE TECHNOLOGY—4.2%
Medidata Solutions, Inc.*	71,670	3,439,443
Veeva Systems, Inc., Cl. A*	105,347	4,092,731
		7,532,174
HOME ENTERTAINMENT SOFTWARE—2.6%
Activision Blizzard, Inc.	40,805	1,761,552
Take-Two Interactive Software, Inc.*	65,484	2,906,835
		4,668,387
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.6%
On Assignment, Inc.*	51,773	1,781,509
WageWorks, Inc.*	47,833	2,819,755
		4,601,264
INTERNET SOFTWARE & SERVICES—5.6%
GrubHub, Inc.*	135,002	5,144,926
LogMeIn, Inc.	10,079	957,505

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Match Group, Inc.*	135,075	$2,439,455
Palantir Technologies, Inc., Cl. A*,@	81,310	622,021
Shopify, Inc., Cl. A*	21,962	910,325
		10,074,232
LIFE SCIENCES TOOLS & SERVICES—4.5%
Bio-Techne Corp.	47,156	4,903,753
Luminex Corp.*	146,652	3,054,761
		7,958,514
MANAGED HEALTH CARE—1.2%
Centene Corp.*	34,490	2,154,935
MOVIES & ENTERTAINMENT—2.2%
Lions Gate Entertainment Corp.	195,297	3,976,247
OIL & GAS DRILLING—0.7%
Helmerich & Payne, Inc.	19,943	1,258,603
OIL & GAS EQUIPMENT & SERVICES—0.4%
Weatherford International PLC.*	146,847	707,803
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Pioneer Natural Resources Co.	7,222	1,292,882
PACKAGED FOODS & MEATS—1.1%
Hain Celestial Group, Inc.*	52,570	1,911,971
PHARMACEUTICALS—0.9%
Aerie Pharmaceuticals, Inc.*	26,157	869,720
The Medicines Co.*	24,986	823,289
		1,693,009
RESTAURANTS—1.4%
Shake Shack, Inc., Cl. A*	76,946	2,453,808
SEMICONDUCTORS—6.6%
Cavium Networks, Inc.*	24,422	1,378,622
Microsemi Corp.*	94,462	3,979,684
Monolithic Power Systems, Inc.	23,971	1,889,155
Skyworks Solutions, Inc.	59,596	4,585,316
		11,832,777
SPECIALTY CHEMICALS—0.5%
WR Grace & Co.	13,033	872,690
SYSTEMS SOFTWARE—3.6%
Proofpoint, Inc.*	35,654	2,794,560
ServiceNow, Inc.*	30,286	2,662,442
TubeMogul, Inc.*	126,529	923,662
		6,380,664
TRADING COMPANIES & DISTRIBUTORS—1.2%
HD Supply Holdings, Inc.*	62,974	2,078,142

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TRUCKING—1.1%
Old Dominion Freight Line, Inc.*	26,476	$1,977,228
TOTAL COMMON STOCKS
(Cost $151,657,534)		164,052,424
PREFERRED STOCKS—3.7%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc., Series D*,@,(a)	231,474	935,155
INTERNET SOFTWARE & SERVICES—1.6%
Palantir Technologies, Inc., Cl. B*,@	331,607	2,536,793
Palantir Technologies, Inc., Cl. D*,@	43,203	330,503
		2,867,296
PHARMACEUTICALS—1.6%
Intarcia Therapeutics, Inc., Series DD*,@	49,317	2,813,042
TOTAL PREFERRED STOCKS
(Cost $5,114,017)		6,615,493
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp. *,@	37,550	–
(Cost $1)		–
MASTER LIMITED PARTNERSHIP—1.1%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
The Blackstone Group LP.	76,900	1,924,807
(Cost $1,836,995)		1,924,807
REAL ESTATE INVESTMENT TRUST—3.4%	SHARES	VALUE
SPECIALIZED—3.4%
Crown Castle International Corp.	34,879	3,173,641
Lamar Advertising Co., Cl. A	47,018	2,983,292
		6,156,933
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $6,090,021)		6,156,933
Total Investments
(Cost $164,698,568)(b)	100.1%	178,749,657
Liabilities in Excess of Other Assets	(0.1)%	(136,636)
NET ASSETS	100.0%	$178,613,021

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$171,457,406, amounted to $7,292,251 which consisted of aggregate gross unrealized appreciation of $18,707,080 and aggregate gross unrealized depreciation of $11,414,829.
* Non-income producing security.

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Intarcia Therapeutics, Inc., Series
DD	03/27/14	$1,597,378	0.14%	$2,813,042	1.57%
Dyax Corp.	05/07/15	0	0.00%	0	0.00%
Dyax Corp.	05/15/15	0	0.00%	0	0.00%
Dyax Corp.	06/18/15	0	0.00%	0	0.00%
Dyax Corp.	06/26/15	0	0.00%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	529,084	0.05%	622,021	0.35%
Palantir Technologies, Inc., Cl. B	10/07/14	2,189,744	0.22%	2,536,793	1.42%
Palantir Technologies, Inc., Cl. D	10/14/14	285,262	0.03%	330,503	0.19%
Prosetta Biosciences, Inc., Series D	02/06/15	1,041,633	0.10%	935,155	0.52%
Total				$7,237,514	4.05%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—94.6%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
Hexcel Corp.	21,200	$964,388
APPAREL RETAIL—2.5%
American Eagle Outfitters, Inc.	75,500	1,286,520
Burlington Stores, Inc.*	22,600	1,693,644
		2,980,164
APPLICATION SOFTWARE—12.4%
American Software, Inc., Cl. A	176,151	1,837,255
Blackbaud, Inc.	36,300	2,228,820
Ellie Mae, Inc.*	12,500	1,323,625
Everbridge, Inc.*	36,285	534,115
Fair Isaac Corp.	7,500	905,100
Guidewire Software, Inc.*	21,200	1,217,940
HubSpot, Inc.*	22,100	1,159,145
Manhattan Associates, Inc.*	44,500	2,253,480
Tyler Technologies, Inc.*	22,100	3,544,840
		15,004,320
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
WisdomTree Investments, Inc.	245,310	2,104,760
AUTOMOTIVE RETAIL—0.5%
Lithia Motors, Inc., Cl. A	7,297	625,937
BIOTECHNOLOGY—3.2%
ACADIA Pharmaceuticals, Inc.*	49,300	1,149,183
Halozyme Therapeutics, Inc.*	34,600	298,598
Heron Therapeutics, Inc.*	17,900	265,815
Ra Pharmaceuticals, Inc.*	9,159	117,693
TESARO, Inc.*	13,300	1,607,704
Ultragenyx Pharmaceutical, Inc.*	6,700	395,233
		3,834,226
BREWERS—0.4%
Craft Brew Alliance, Inc.*	30,600	491,130
BUILDING PRODUCTS—1.5%
Masonite International Corp.*	32,500	1,849,250
COMMUNICATIONS EQUIPMENT—1.4%
NetScout Systems, Inc.*	54,300	1,490,535
Quantenna Communications, Inc.*	10,827	162,188
		1,652,723
CONSUMER FINANCE—1.9%
LendingClub Corp.*	471,300	2,323,509
DATA PROCESSING & OUTSOURCED SERVICES—1.9%
Euronet Worldwide, Inc.*	17,000	1,352,350
MAXIMUS, Inc.	18,400	957,904
		2,310,254
ELECTRONIC COMPONENTS—2.9%
Dolby Laboratories Inc., Cl. A	18,500	880,415

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONIC COMPONENTS—(CONT.)
DTS, Inc.	60,700	$2,570,645
		3,451,060
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
Cognex Corp.	59,100	3,049,560
FLIR Systems, Inc.	35,578	1,171,228
		4,220,788
FOOD DISTRIBUTORS—1.4%
Performance Food Group Co.*	68,829	1,651,896
HEALTH CARE EQUIPMENT—8.6%
Abaxis, Inc.	42,600	2,033,724
ABIOMED, Inc.*	19,200	2,015,808
Cantel Medical Corp.	39,000	2,777,970
Inogen, Inc.*	24,800	1,331,016
Obalon Therapeutics, Inc.*	25,447	329,030
STERIS PLC.	13,100	875,342
Tactile Systems Technology, Inc.*	56,600	1,005,499
		10,368,389
HEALTH CARE FACILITIES—2.8%
Amsurg Corp.*	15,400	920,150
Surgery Partners, Inc.*	38,800	624,680
VCA Antech, Inc.*	29,000	1,782,340
		3,327,170
HEALTH CARE SUPPLIES—5.5%
Endologix, Inc.*	50,482	528,041
Meridian Bioscience, Inc.	47,293	777,970
Neogen Corp.*	63,800	3,361,622
Quidel Corp.*	102,700	1,982,110
		6,649,743
HEALTH CARE TECHNOLOGY—5.6%
Medidata Solutions, Inc.*	47,900	2,298,721
Quality Systems, Inc.	60,329	777,641
Veeva Systems, Inc., Cl. A*	49,800	1,934,730
Vocera Communications, Inc.*	92,300	1,698,320
		6,709,412
HOME ENTERTAINMENT SOFTWARE—1.6%
Take-Two Interactive Software, Inc.*	42,600	1,891,014
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.9%
On Assignment, Inc.*	37,900	1,304,139
WageWorks, Inc.*	36,400	2,145,780
		3,449,919
INDUSTRIAL MACHINERY—2.6%
Proto Labs, Inc.*	31,900	1,425,930
Sun Hydraulics Corp.	57,500	1,692,225
		3,118,155
INTERNET SOFTWARE & SERVICES—6.2%
GrubHub, Inc.*	66,800	2,545,748

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
NIC, Inc.	55,700	$1,278,315
Nutanix, Inc., Cl. A*	1,082	26,509
Shopify, Inc., Cl. A*	8,200	339,890
SPS Commerce, Inc.*	16,900	1,054,222
Stamps.com, Inc.*	23,100	2,253,405
		7,498,089
IT CONSULTING & OTHER SERVICES—1.1%
InterXion Holding NV*	34,500	1,284,435
LEISURE FACILITIES—0.6%
Planet Fitness, Inc., Cl. A*	36,600	775,920
LIFE SCIENCES TOOLS & SERVICES—4.5%
Bio-Techne Corp.	28,500	2,963,715
Luminex Corp.*	84,300	1,755,969
PRA Health Sciences, Inc.*	13,000	691,860
		5,411,544
MOVIES & ENTERTAINMENT—0.7%
Lions Gate Entertainment Corp.	44,400	903,984
OIL & GAS EQUIPMENT & SERVICES—0.6%
RPC, Inc.*	45,100	778,877
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Parsley Energy, Inc., Cl. A*	20,100	661,290
PACKAGED FOODS & MEATS—0.8%
TreeHouse Foods, Inc.*	11,426	999,546
PHARMACEUTICALS—1.6%
Aerie Pharmaceuticals, Inc.*	16,827	559,498
Pacira Pharmaceuticals, Inc.*	24,400	775,920
The Medicines Co.*	17,500	576,625
		1,912,043
RESTAURANTS—2.8%
Shake Shack, Inc., Cl. A*	69,400	2,213,166
Wingstop, Inc.	43,300	1,158,708
		3,371,874
SEMICONDUCTORS—3.4%
Cavium Networks, Inc.*	18,000	1,016,100
Microsemi Corp.*	32,697	1,377,525
Monolithic Power Systems, Inc.	21,100	1,662,891
		4,056,516
SPECIALTY CHEMICALS—2.4%
Balchem Corp.	39,000	2,960,100
SPECIALTY STORES—0.8%
Five Below, Inc.*	25,455	956,599
SYSTEMS SOFTWARE—3.0%
Proofpoint, Inc.*	30,100	2,359,238

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
TubeMogul, Inc.*	168,173	$1,227,663
		3,586,901
TOTAL COMMON STOCKS
(Cost $103,587,958)		114,135,925
PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc., Series D*,@,(a)	50,688	204,779
Tolero Pharmaceuticals, Inc. Series B*,@,(a)	148,237	191,226
		396,005
TOTAL PREFERRED STOCKS
(Cost $675,194)		396,005
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp. *,@	9,700	–
Neuralstem, Inc., 1/8/2019*,@	77,950	–
		–
TOTAL RIGHTS
(Cost $0)		–
REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
SPECIALIZED—1.6%
CyrusOne, Inc.	44,500	1,985,145
(Cost $1,519,489)		1,985,145
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
CONSUMER FINANCE—0.3%
JS Kred SPV I, LLC.@	290,078	301,420
(Cost $290,078)		301,420
Total Investments
(Cost $106,072,719)(b)	96.8%	116,818,495
Other Assets in Excess of Liabilities	3.2%	3,800,847
NET ASSETS	100.0%	$120,619,342

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $107,267,873, amounted to $9,550,622 which consisted of aggregate gross unrealized appreciation of $19,028,250 and aggregate gross unrealized depreciation of $9,477,628.
* Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2016 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
JS Kred SPV I, LLC.	06/26/15	$290,078	0.15%	$301,420	0.25%
Neuralstem, Inc.	01/03/14	0	0.00%	–	0.00%
Dyax Corp.	05/01/15	0	0.00%	–	0.00%
Dyax Corp.	08/14/15	0	0.00%	–	0.00%
Prosetta Biosciences, Inc.,
Series D	02/06/15	228,096	0.10%	204,779	0.17%
Tolero Pharmaceuticals, Inc.	10/31/14	447,098	0.19%	191,226	0.16%
Total				$697,425	0.58%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—97.4%	SHARES	VALUE
APPLICATION SOFTWARE—19.0%
American Software, Inc., Cl. A	222,545	$2,321,144
ANSYS, Inc.*	19,700	1,799,595
Blackbaud, Inc.	129,862	7,973,527
Ellie Mae, Inc.*	27,882	2,952,425
Everbridge, Inc.*	242,161	3,564,610
Guidewire Software, Inc.*	31,757	1,824,440
HubSpot, Inc.*	35,335	1,853,321
Manhattan Associates, Inc.*	121,515	6,153,519
Tyler Technologies, Inc.*	39,511	6,337,564
		34,780,145
BIOTECHNOLOGY—3.0%
Incyte Corp.*	62,693	5,452,410
COMMUNICATIONS EQUIPMENT—1.8%
NetScout Systems, Inc.*	123,250	3,383,213
ELECTRONIC COMPONENTS—3.0%
Dolby Laboratories Inc., Cl. A	43,890	2,088,725
DTS, Inc.	79,757	3,377,709
		5,466,434
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
Cognex Corp.	122,980	6,345,768
FINANCIAL EXCHANGES & DATA—1.0%
MarketAxess Holdings, Inc.	11,964	1,803,693
HEALTH CARE EQUIPMENT—14.9%
Abaxis, Inc.	53,737	2,565,404
ABIOMED, Inc.*	24,465	2,568,580
Cantel Medical Corp.	112,185	7,990,938
DexCom, Inc.*	49,173	3,847,295
Inogen, Inc.*	87,640	4,703,639
Insulet Corp.*	77,558	2,878,953
Tactile Systems Technology, Inc.*	157,589	2,799,569
		27,354,378
HEALTH CARE FACILITIES—1.3%
VCA Antech, Inc.*	40,035	2,460,551
HEALTH CARE SUPPLIES—8.3%
Endologix, Inc.*	285,002	2,981,121
Meridian Bioscience, Inc.	189,731	3,121,075
Neogen Corp.*	116,921	6,160,567
Quidel Corp.*	152,257	2,938,560
		15,201,323
HEALTH CARE TECHNOLOGY—10.9%
Medidata Solutions, Inc.*	147,180	7,063,168
Quality Systems, Inc.	175,646	2,264,077
Veeva Systems, Inc., Cl. A*	196,721	7,642,611
Vocera Communications, Inc.*	165,179	3,039,294
		20,009,150

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.3%
WageWorks, Inc.*	73,039	$4,305,649
INDUSTRIAL MACHINERY—2.7%
Proto Labs, Inc.*	67,305	3,008,534
Sun Hydraulics Corp.	64,110	1,886,757
		4,895,291
INTERNET SOFTWARE & SERVICES—7.5%
GrubHub, Inc.*	107,938	4,113,517
NIC, Inc.	198,291	4,550,778
SPS Commerce, Inc.*	23,470	1,464,059
Stamps.com, Inc.*	36,696	3,579,695
		13,708,049
LIFE SCIENCES TOOLS & SERVICES—5.5%
Bio-Techne Corp.	64,656	6,723,577
Luminex Corp.*	163,518	3,406,080
		10,129,657
PHARMACEUTICALS—1.4%
Heska Corp.*	53,860	2,660,684
RESTAURANTS—2.6%
Shake Shack, Inc., Cl. A*	78,265	2,495,871
Wingstop, Inc.	85,943	2,299,835
		4,795,706
SEMICONDUCTORS—1.3%
Monolithic Power Systems, Inc.	29,930	2,358,783
SPECIALTY CHEMICALS—3.3%
Balchem Corp.	80,238	6,090,064
SYSTEMS SOFTWARE—4.1%
Proofpoint, Inc.*	55,936	4,384,264
TubeMogul, Inc.*	418,174	3,052,670
		7,436,934
TOTAL COMMON STOCKS
(Cost $167,021,403)		178,637,882
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero Pharmaceuticals, Inc., Series B*,@,(a)	10,097	13,025
PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@	759	43,294
TOTAL PREFERRED STOCKS
(Cost $55,038)		56,319
Total Investments
(Cost $167,076,441)(b)	97.4%	178,694,201
Other Assets in Excess of Liabilities	2.6%	4,787,695
NET ASSETS	100.0%	$183,481,896

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$168,125,406, amounted to $10,568,795 which consisted of aggregate gross unrealized appreciation of $17,063,065 and aggregate gross unrealized depreciation of $6,494,270.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Intarcia Therapeutics, Inc., Series
DD	03/27/14	$24,584	0.14%	$43,294	0.02%
Tolero Pharmaceuticals, Inc.	10/31/14	30,454	0.20%	13,025	0.01%
Total				$56,319	0.03%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—92.7%	SHARES	VALUE
BIOTECHNOLOGY—33.7%
ACADIA Pharmaceuticals, Inc.*	54,000	$1,258,740
Alexion Pharmaceuticals, Inc.*	14,228	1,856,754
Alnylam Pharmaceuticals, Inc.*	8,500	302,600
Amicus Therapeutics, Inc.*	103,050	711,045
ARIAD Pharmaceuticals, Inc.*	77,000	671,440
Avexis, Inc.*	4,500	213,750
Bavarian Nordic A/S*	7,950	269,321
Bellicum Pharmaceuticals, Inc.*	50,000	828,000
Biogen, Inc.*	13,750	3,852,475
BioMarin Pharmaceutical, Inc.*	55,500	4,468,860
Bluebird Bio, Inc.*	16,000	764,000
Calithera Biosciences, Inc.*	45,000	123,750
Catabasis Pharmaceuticals, Inc.*	56,282	194,173
Celgene Corp.*	32,000	3,269,760
Celldex Therapeutics, Inc.*	70,000	220,500
Chimerix, Inc.*	36,150	146,408
Clovis Oncology, Inc.*	22,000	639,760
Five Prime Therapeutics, Inc.*	15,000	727,950
Genmab A/S*	1,500	247,011
Global Blood Therapeutics, Inc.*	20,000	349,000
Halozyme Therapeutics, Inc.*	123,000	1,061,490
Incyte Corp.*	40,000	3,478,800
Ra Pharmaceuticals, Inc.*	14,654	188,304
REGENXBIO, Inc.*	16,000	252,000
Sarepta Therapeutics, Inc.*	70,000	2,746,800
Spark Therapeutics, Inc.*	17,500	822,675
TESARO, Inc.*	18,000	2,175,840
Trillium Therapeutics, Inc.*	25,000	341,250
Ultragenyx Pharmaceutical, Inc.*	1,500	88,485
Vertex Pharmaceuticals, Inc.*	36,000	2,730,960
		35,001,901
HEALTH CARE EQUIPMENT—20.5%
ABIOMED, Inc.*	28,500	2,992,215
Baxter International, Inc.	31,000	1,475,290
Boston Scientific Corp.*	50,000	1,100,000
CR Bard, Inc.	6,500	1,408,420
DexCom, Inc.*	38,000	2,973,120
Edwards Lifesciences Corp.*	36,000	3,427,920
IDEXX Laboratories, Inc.*	20,000	2,142,800
Insulet Corp.*	11,000	408,320
Masimo Corp.*	17,000	935,000
Medtronic PLC.	10,500	861,210
Nevro Corp.*	12,000	1,103,040
Obalon Therapeutics, Inc.*	46,795	605,059
Stryker Corp.	15,000	1,730,250
Tandem Diabetes Care, Inc.*	21,000	127,050
		21,289,694

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—3.7%
Amsurg Corp.*	19,000	$1,135,250
Universal Health Services, Inc., Cl. B	2,000	241,420
VCA Antech, Inc.*	40,000	2,458,400
		3,835,070
HEALTH CARE SUPPLIES—0.6%
West Pharmaceutical Services, Inc.	8,250	627,247
HEALTH CARE TECHNOLOGY—0.4%
Veeva Systems, Inc., Cl. A*	11,000	427,350
INDUSTRIAL CONGLOMERATES—0.1%
Danaher Corp.	1,500	117,825
LIFE SCIENCES TOOLS & SERVICES—2.7%
Charles River Laboratories International, Inc.*	14,500	1,100,260
Mettler-Toledo International, Inc.*	600	242,448
NanoString Technologies, Inc.*	54,000	1,050,300
Patheon NV*	16,500	418,935
		2,811,943
MANAGED HEALTH CARE—7.4%
Aetna, Inc.	6,500	697,775
Humana, Inc.	8,500	1,458,005
UnitedHealth Group, Inc.	35,000	4,946,550
WellCare Health Plans, Inc.*	5,000	567,550
		7,669,880
PHARMACEUTICALS—23.6%
Aerie Pharmaceuticals, Inc.*	32,000	1,064,000
Akorn, Inc.*	41,000	981,950
Allergan PLC.*	8,000	1,671,520
Aratana Therapeutics, Inc.*	25,000	202,500
AstraZeneca PLC.#	9,000	254,880
Bristol-Myers Squibb Co.	73,000	3,716,430
Cempra, Inc.*	23,150	419,594
Dermira, Inc.*	36,500	1,144,275
Eli Lilly & Co.	65,000	4,799,600
Emmaus Life Sciences, Inc.*,@	479,063	143,719
GlaxoSmithKline PLC.#	45,000	1,800,450
GW Pharmaceuticals PLC.#*	3,500	410,865
Johnson & Johnson	8,500	985,915
Merck & Co., Inc.	24,009	1,409,808
Omeros Corp.*	5,000	41,000
Redhill Biopharma Ltd.#*	15,500	187,395
Shire PLC.#	24,600	4,148,544
Supernus Pharmaceuticals, Inc.*	30,000	594,000
Theravance Biopharma, Inc.*	18,000	452,340
		24,428,785
TOTAL COMMON STOCKS
(Cost $97,420,115)		96,209,695

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2016 (Continued)

PREFERRED STOCKS—6.0%	SHARES	VALUE
BIOTECHNOLOGY—5.5%
Prosetta Biosciences, Inc., Series D*,@,(a)	897,366	$3,625,359
Tolero Pharmaceuticals, Inc. Series B*,@,(a)	1,638,547	2,113,725
		5,739,084
PHARMACEUTICALS—0.5%
Intarcia Therapeutics, Inc., Series DD*,@	8,965	511,364
TOTAL PREFERRED STOCKS
(Cost $9,270,545)		6,250,448
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp. *,@	21,800	–
Neuralstem, Inc., 1/8/2019*,@	344,125	–
		–
PHARMACEUTICALS—0.0%
Emmaus Life Sciences, Inc., 9/11/2018*,@	320,000	–
TOTAL RIGHTS
(Cost $1)		–
Total Investments
(Cost $106,690,661)(b)	98.7%	102,460,143
Other Assets in Excess of Liabilities	1.3%	1,399,510
NET ASSETS	100.0%	$103,859,653

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2016 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $108,024,733, amounted to $5,564,589 which consisted of aggregate gross unrealized appreciation of $11,517,125 and aggregate gross unrealized depreciation of $17,081,714.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Emmaus Life Sciences, Inc.	09/09/13	$800,000	0.42%	$96,000	0.09%
Emmaus Life Sciences, Inc.	06/06/14	556,721	0.28%	47,719	0.05%
Emmaus Life Sciences, Inc.,
Rights	09/09/13	0	0.00%	0	0.00%
Intarcia Therapeutics, Inc.,
Series DD	03/27/14	290,376	0.15%	511,364	0.49%
Neuralstem, Inc.	01/03/14	0	0.00%	0	0.00%
Dyax Corp.	04/01/15	0	0.00%	0	0.00%
Dyax Corp.	10/15/15	0	0.00%	0	0.00%
Prosetta Biosciences, Inc.,
Series D	02/06/15	4,038,147	2.00%	3,625,359	3.49%
Tolero Pharmaceuticals, Inc.	08/01/14	3,914,286	2.01%	1,669,843	1.61%
Tolero Pharmaceuticals, Inc.	10/31/14	1,027,736	0.49%	443,882	0.43%
Total				$6,394,167	6.16%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—92.6%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	5,064	$–
AEROSPACE & DEFENSE—2.9%
General Dynamics Corp.	7,200	1,085,328
The Boeing Co.	12,020	1,712,009
		2,797,337
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	7,300	786,648
AIRPORT SERVICES—0.8%
Macquarie Infrastructure Corp.	9,780	800,102
APPAREL RETAIL—0.9%
L Brands, Inc.	6,300	454,797
VF Corp.	7,700	417,417
		872,214
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
BlackRock, Inc.	4,100	1,399,084
AUTO PARTS & EQUIPMENT—2.0%
Delphi Automotive PLC.	15,500	1,008,585
Johnson Controls International PLC.	23,875	962,640
		1,971,225
BIOTECHNOLOGY—1.3%
Amgen, Inc.	4,100	578,756
Gilead Sciences, Inc.	9,700	714,211
		1,292,967
BREWERS—1.1%
Molson Coors Brewing Co., Cl. B	9,800	1,017,338
CABLE & SATELLITE—2.1%
Comcast Corporation, Cl. A	32,000	1,978,240
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	9,500	549,860
COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	41,100	1,260,948
CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	11,100	536,796
CONSUMER FINANCE—0.7%
Discover Financial Services	11,800	664,694
DIVERSIFIED BANKS—4.7%
JPMorgan Chase & Co.	41,461	2,871,589
Wells Fargo & Co.	36,852	1,695,560
		4,567,149
DIVERSIFIED CHEMICALS—0.9%
The Dow Chemical Co.	16,500	887,865
DRUG RETAIL—1.9%
CVS Caremark Corp.	15,600	1,311,960

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUG RETAIL—(CONT.)
Walgreens Boots Alliance, Inc.	6,100	$504,653
		1,816,613
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	9,500	605,815
FINANCIAL EXCHANGES & DATA—1.4%
CME Group, Inc.	13,350	1,336,335
HEALTH CARE EQUIPMENT—0.9%
Becton Dickinson and Co.	5,100	856,341
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.	15,200	1,854,552
HOTELS RESORTS & CRUISE LINES—0.7%
Royal Caribbean Cruises Ltd.	8,400	645,708
HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	18,225	1,581,930
HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores, Inc.	11,700	819,234
INDUSTRIAL CONGLOMERATES—4.1%
General Electric Co.	68,347	1,988,898
Honeywell International, Inc.	18,000	1,974,240
		3,963,138
INTEGRATED OIL & GAS—3.9%
Exxon Mobil Corp.	32,100	2,674,572
TOTAL SA#	21,900	1,045,506
		3,720,078
INTEGRATED TELECOMMUNICATION SERVICES—3.3%
AT&T, Inc.	30,300	1,114,737
Verizon Communications, Inc.	43,829	2,108,175
		3,222,912
INTERNET SOFTWARE & SERVICES—4.8%
Alphabet, Inc., Cl. A*	2,005	1,623,850
Alphabet, Inc., Cl. C*	2,010	1,576,925
Facebook, Inc., Cl. A*	10,900	1,427,791
		4,628,566
INVESTMENT BANKING & BROKERAGE—2.3%
Morgan Stanley	51,500	1,728,855
TD Ameritrade Holding Corp.	13,811	472,474
		2,201,329
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	10,410	579,316
LEISURE PRODUCTS—1.2%
Coach, Inc.	15,700	563,473
Mattel, Inc.	17,300	545,469
		1,108,942

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MANAGED HEALTH CARE—2.5%
Aetna, Inc.	11,000	$1,180,850
UnitedHealth Group, Inc.	8,500	1,201,305
		2,382,155
MOVIES & ENTERTAINMENT—0.9%
Time Warner, Inc.	10,000	889,900
MULTI-LINE INSURANCE—0.8%
Hartford Financial Services Group, Inc.	16,900	745,459
MULTI-UTILITIES—0.7%
Sempra Energy	6,500	696,150
OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	19,500	897,000
OIL & GAS EXPLORATION & PRODUCTION—0.9%
ConocoPhillips	21,000	912,450
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	65,900	1,087,350
PACKAGED FOODS & MEATS—0.8%
The Kraft Heinz Co.	8,600	764,970
PHARMACEUTICALS—8.8%
Bristol-Myers Squibb Co.	27,900	1,420,389
Eli Lilly & Co.	20,500	1,513,720
GlaxoSmithKline PLC.#	17,100	684,171
Johnson & Johnson	20,000	2,319,800
Pfizer, Inc.	59,099	1,874,029
Roche Holding AG#	23,800	682,465
		8,494,574
RAILROADS—1.3%
CSX Corp.	42,100	1,284,471
RESTAURANTS—1.7%
Darden Restaurants, Inc.	8,100	524,799
McDonald's Corp.	9,800	1,103,186
		1,627,985
SEMICONDUCTOR EQUIPMENT—1.0%
Kla-Tencor Corp.	13,444	1,009,779
SEMICONDUCTORS—4.3%
Broadcom Ltd.	10,900	1,856,052
Intel Corp.	42,000	1,464,540
QUALCOMM, Inc.	12,100	831,512
		4,152,104
SOFT DRINKS—3.1%
PepsiCo, Inc.	19,800	2,122,560
The Coca-Cola Co.	20,700	877,680
		3,000,240
SYSTEMS SOFTWARE—4.1%
Microsoft Corp.	65,400	3,918,768

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8%
Apple, Inc.	32,655	$3,707,649
Western Digital Corp.	15,200	888,288
		4,595,937
TOBACCO—2.6%
Altria Group, Inc.	37,415	2,473,880
TOTAL COMMON STOCKS
(Cost $62,435,488)		89,256,448
CONVERTIBLE PREFERRED STOCKS—0.6%	SHARES	VALUE
PHARMACEUTICALS—0.6%
Allergan PLC., 5.50%, 3/1/2018	770	592,130
(Cost $770,000)		592,130
PREFERRED STOCKS—0.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	43,672	–
Choicestream, Inc., Series B*,@,(a)	89,234	52,648
		52,648
TOTAL PREFERRED STOCKS
(Cost $88,465)		52,648
WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	15,285	14,979
(Cost $15,269)		14,979
MASTER LIMITED PARTNERSHIP—1.8%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	50,400	1,261,512
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP.(b)	16,300	431,950
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,685,765)		1,693,462
REAL ESTATE INVESTMENT TRUST—3.1%	SHARES	VALUE
HEALTH CARE—0.8%
Welltower, Inc.	11,100	760,683
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	22,200	670,440
SPECIALIZED—1.6%
Crown Castle International Corp.	8,400	764,316
Lamar Advertising Co., Cl. A	12,600	799,470
		1,563,786
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,584,853)		2,994,909

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2016 (Continued)

	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	15,285	$15,285
(Cost $1,856)		15,285
Total Investments
(Cost $67,581,696)(c)	98.2%	94,619,861
Other Assets in Excess of Liabilities	1.8%	1,715,056
NET ASSETS	100.0%	$96,334,917

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) All or a portion of the security is on loan.
(c) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $67,310,949, amounted to $27,308,912 which consisted of aggregate gross unrealized appreciation of
$29,251,703 and aggregate gross unrealized depreciation of $1,942,791.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$1,469	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	1,856	0.00%	15,285	0.02%
Choicestream, Inc., 6/22/26	08/04/16	15,269	0.02%	14,979	0.02%
Choicestream, Inc., Cl. A	12/17/13	34,924	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	53,541	0.05%	52,648	0.05%
Total				$82,912	0.09%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$2,324,525,640	$172,378,164
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	1,740,728	—
Cash and cash equivalents	90,377,212	5,380,357
Foreign cash †	—	899,742
Receivable for investment securities sold	58,900,537	4,222,687
Receivable for shares of beneficial interest sold	2,199,437	112,491
Receivable for interfund loans	1,797,269	—
Dividends and interest receivable	789,928	502,192
Receivable from Investment Manager	—	5,122
Prepaid expenses	279,506	84,732
Total Assets	2,480,610,257	183,585,487

LIABILITIES:
Payable for investment securities purchased	44,627,638	2,560,394
Payable for shares of beneficial interest redeemed	9,962,985	311,995
Foreign capital gain tax payable	—	37,455
Accrued investment advisory fees	1,633,796	111,066
Accrued transfer agent fees	822,558	80,866
Accrued distribution fees	580,036	61,309
Accrued administrative fees	57,655	4,302
Accrued shareholder administrative fees	30,508	2,395
Accrued other expenses	247,396	115,560
Total Liabilities	57,962,572	3,285,342
NET ASSETS	$2,422,647,685	$180,300,145

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,152,292,326	198,279,288
Undistributed net investment income (accumulated loss)	(2,163,396)	1,967,138
Undistributed net realized gain (accumulated realized loss)	(15,397,215)	(20,845,455)
Net unrealized appreciation on investments	287,915,970	899,174
NET ASSETS	$2,422,647,685	$180,300,145
* Identified cost	$2,036,330,162	$171,414,671
** Identified cost	$2,020,236	$—
† Cost of foreign cash	$—	$895,559
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Capital	Alger International
Appreciation Fund		Growth Fund

NET ASSETS BY CLASS:
Class A	$1,360,963,390	$107,398,097
Class B	$16,681,679	$25,033,075
Class C	$309,113,561	$15,190,137
Class I	$—	$14,201,978
Class Z	$735,889,055	$18,476,858

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	67,730,648	7,364,561
Class B	1,022,323	1,961,171
Class C	18,855,148	1,220,979
Class I	—	975,877
Class Z	35,934,569	1,253,341

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.09	$14.58
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$21.21	$15.39
Class B — Net Asset Value Per Share Class B	$16.32	$12.76
Class C — Net Asset Value Per Share Class C	$16.39	$12.44
Class I — Net Asset Value Per Share Class I	$—	$14.55
Class Z — Net Asset Value Per Share Class Z	$20.48	$14.74
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$140,720,967	$177,814,502
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	1,525,775	935,155
Cash and cash equivalents	11,757,523	650
Receivable for investment securities sold	5,621,084	2,231,042
Receivable for shares of beneficial interest sold	29,652	158,138
Dividends and interest receivable	229,236	1,687
Receivable from Investment Manager	329	—
Prepaid expenses	57,750	74,990
Total Assets	159,942,316	181,216,164

LIABILITIES:
Payable for investment securities purchased	2,718,435	407,370
Payable for shares of beneficial interest redeemed	443,065	513,758
Payable for interfund loans	—	1,197,749
Accrued investment advisory fees	104,024	130,927
Accrued transfer agent fees	94,471	180,480
Accrued distribution fees	57,620	56,095
Accrued administrative fees	3,764	4,445
Accrued shareholder administrative fees	2,218	2,294
Accrued other expenses	87,603	110,025
Total Liabilities	3,511,200	2,603,143
NET ASSETS	$156,431,116	$178,613,021

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	191,404,148	153,356,533
Undistributed net investment income (accumulated loss)	(656,460)	(1,451,230)
Undistributed net realized gain (accumulated realized loss)	(38,547,819)	12,656,630
Net unrealized appreciation on investments	4,231,247	14,051,088
NET ASSETS	$156,431,116	$178,613,021
* Identified cost	$135,531,395	$163,656,935
** Identified cost	$2,481,214	$1,041,633
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Mid Cap Growth		Alger SMid Cap
	Fund	Growth Fund

NET ASSETS BY CLASS:
Class A	$111,422,623	$82,617,812
Class B	$19,004,892	$1,641,160
Class C	$18,494,998	$32,182,926
Class I	$—	$32,605,805
Class Z	$7,508,603	$29,565,318

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,926,784	7,767,805
Class B	2,307,985	199,292
Class C	2,270,293	3,869,822
Class I	—	3,009,169
Class Z	733,083	2,678,519

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$10.20	$10.64
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$10.76	$11.23
Class B — Net Asset Value Per Share Class B	$8.23	$8.23
Class C — Net Asset Value Per Share Class C	$8.15	$8.32
Class I — Net Asset Value Per Share Class I	$—	$10.84
Class Z — Net Asset Value Per Share Class Z	$10.24	$11.04
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$116,422,490	$178,681,176
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	396,005	13,025
Cash and cash equivalents	4,355,350	2,348,224
Receivable for investment securities sold	142,983	212,712
Receivable for shares of beneficial interest sold	17,460	3,099,348
Dividends and interest receivable	2,332	—
Receivable from Investment Manager	694	951
Prepaid expenses	66,541	69,553
Total Assets	121,403,855	184,424,989

LIABILITIES:
Payable for investment securities purchased	272,512	475,226
Payable for shares of beneficial interest redeemed	220,855	237,820
Accrued investment advisory fees	87,084	117,060
Accrued transfer agent fees	60,226	31,669
Accrued distribution fees	31,393	35,433
Accrued administrative fees	2,957	4,292
Accrued shareholder administrative fees	1,651	1,779
Accrued other expenses	107,835	39,814
Total Liabilities	784,513	943,093
NET ASSETS	$120,619,342	$183,481,896

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	117,566,291	178,779,806
Undistributed net investment income (accumulated loss)	(867,784)	(860,396)
Undistributed net realized gain (accumulated realized loss)	(6,821,691)	(6,055,274)
Net unrealized appreciation on investments	10,742,526	11,617,760
NET ASSETS	$120,619,342	$183,481,896
* Identified cost	$105,397,525	$167,045,987
** Identified cost	$675,194	$30,454
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

NET ASSETS BY CLASS:
Class A	$85,556,267	$23,653,129
Class B	$4,998,401	$—
Class C	$8,708,145	$15,928,215
Class I	$—	$75,647,674
Class Z	$21,356,529	$68,252,878

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	13,921,132	2,118,928
Class B	1,056,155	—
Class C	1,896,513	1,554,537
Class I	—	6,611,001
Class Z	3,407,910	5,921,942

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$6.15	$11.16
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$6.49	$11.78
Class B — Net Asset Value Per Share Class B	$4.73	$—
Class C — Net Asset Value Per Share Class C	$4.59	$10.25
Class I — Net Asset Value Per Share Class I	$—	$11.44
Class Z — Net Asset Value Per Share Class Z	$6.27	$11.53
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments # (Including
in Alger Growth & Income Funds securities loaned at value
of $332,276)	$96,721,059	$94,536,949
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	5,739,084	82,912
Cash and cash equivalents#	869,862	2,127,842
Receivable for investment securities sold	4,381,906	114,512
Receivable for shares of beneficial interest sold	50,034	80,116
Dividends and interest receivable	66,064	104,918
Receivable from Investment Manager	1,075	—
Prepaid expenses	33,855	78,313
Total Assets	107,862,939	97,125,562

LIABILITIES:
Payable for investment securities purchased	3,114,787	—
Collateral on securities loaned at value (Note 4)	—	339,244
Payable for shares of beneficial interest redeemed	612,287	300,732
Accrued investment advisory fees	78,362	48,346
Accrued transfer agent fees	95,150	33,663
Accrued distribution fees	44,194	31,672
Accrued administrative fees	2,660	2,273
Accrued shareholder administrative fees	1,566	1,300
Accrued other expenses	54,280	33,415
Total Liabilities	4,003,286	790,645
NET ASSETS	$103,859,653	$96,334,917

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	117,166,879	68,859,807
Undistributed net investment income (accumulated loss)	(1,200,678)	360,022
Undistributed net realized gain (accumulated realized loss)	(7,872,017)	76,923
Net unrealized appreciation (depreciation) on investments	(4,234,531)	27,038,165
NET ASSETS	$103,859,653	$96,334,917
* Identified cost	$97,710,492	$67,474,637
** Identified cost	$8,980,169	$107,059
# Includes collateral received on stock loan	$—	$339,244
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Health Sciences		Alger Growth &
	Fund	Income Fund

NET ASSETS BY CLASS:
Class A	$68,685,599	$64,123,193
Class B	$1,951,724	$—
Class C	$28,241,964	$20,789,483
Class Z	$4,980,366	$11,422,241

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,289,490	1,963,203
Class B	151,186	—
Class C	2,176,141	645,039
Class Z	312,874	349,428

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.01	$32.66
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$16.90	$34.47
Class B — Net Asset Value Per Share Class B	$12.91	$—
Class C — Net Asset Value Per Share Class C	$12.98	$32.23
Class Z — Net Asset Value Per Share Class Z	$15.92	$32.69
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2016

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$29,581,916	$4,954,272
Interest from affiliated securities – Note 11	3,503	—
Interest	172,488	6,207
Total Income	29,757,907	4,960,479

EXPENSES:
Advisory fees — Note 3(a)	19,329,676	1,436,496
Distribution fees — Note 3(c)
Class A	3,750,281	284,587
Class B	194,359	270,349
Class C	3,172,984	184,405
Class I	—	43,123
Shareholder administrative fees — Note 3(f)	367,544	30,589
Administration fees — Note 3(b)	682,409	55,639
Custodian fees	174,047	217,078
Interest expenses	—	876
Transfer agent fees and expenses — Note 3(f)	1,887,135	216,616
Printing fees	378,501	36,599
Professional fees	185,062	61,220
Registration fees	102,213	84,805
Trustee fees — Note 3(g)	101,044	8,141
Fund accounting fees	331,224	31,658
Miscellaneous	112,496	28,826
Total Expenses	30,768,975	2,991,007
Less, expense reimbursements/waivers — Note 3(a)	—	(69,450)
Net Expenses	30,768,975	2,921,557
NET INVESTMENT INCOME (LOSS)	(1,011,068)	2,038,922

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	29,525,133	(10,580,516)
Net realized (loss) on foreign currency transactions	(12,706)	(271,462)
Net change in unrealized (depreciation) on investments and
foreign currency	(39,911,973)	(5,746,664)
Net realized and unrealized (loss) on investments and foreign
currency	(10,399,546)	(16,598,642)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(11,410,614)	$(14,559,720)
* Foreign withholding taxes	$134,044	$525,395
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2016 (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$1,674,007	$1,831,524
Interest	13,887	2,515
Total Income	1,687,894	1,834,039

EXPENSES:
Advisory fees — Note 3(a)	1,263,291	2,300,528
Distribution fees — Note 3(c)
Class A	300,793	260,928
Class B	213,479	25,643
Class C	213,627	402,840
Class I	—	110,149
Shareholder administrative fees — Note 3(f)	27,218	37,971
Administration fees — Note 3(b)	45,712	78,104
Custodian fees	49,226	71,564
Interest expenses	—	5,084
Transfer agent fees and expenses — Note 3(f)	215,572	234,407
Printing fees	32,105	45,085
Professional fees	53,772	55,400
Registration fees	68,041	109,832
Trustee fees — Note 3(g)	6,707	10,831
Fund accounting fees	25,290	39,603
Miscellaneous	22,014	33,689
Total Expenses	2,536,847	3,821,658
Less, expense reimbursements/waivers — Note 3(a)	(6,943)	—
Net Expenses	2,529,904	3,821,658
NET INVESTMENT LOSS	(842,010)	(1,987,619)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	(3,808,563)	17,529,616
Net realized (loss) on foreign currency transactions	(22)	—
Net change in unrealized (depreciation) on investments and
foreign currency	(3,841,136)	(24,476,457)
Net realized and unrealized (loss) on investments and foreign
currency	(7,649,721)	(6,946,841)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(8,491,731)	$(8,934,460)
* Foreign withholding taxes	$—	$6,436
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2016 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$778,416	$496,801
Interest	4,830	8,140
Total Income	783,246	504,941

EXPENSES:
Advisory fees — Note 3(a)	1,071,912	905,825
Distribution fees — Note 3(c)
Class A	241,507	43,148
Class B	54,652	—
Class C	106,384	125,901
Class I	—	138,740
Shareholder administrative fees — Note 3(f)	20,560	14,018
Administration fees — Note 3(b)	36,392	33,213
Custodian fees	38,921	37,530
Interest expenses	45	64
Transfer agent fees and expenses — Note 3(f)	146,700	93,776
Printing fees	24,354	27,576
Professional fees	49,385	33,637
Registration fees	65,395	103,298
Trustee fees — Note 3(g)	5,294	5,289
Fund accounting fees	20,765	20,706
Miscellaneous	16,073	8,780
Total Expenses	1,898,339	1,591,501
Less, expense reimbursements/waivers — Note 3(a)	(13,131)	(85,664)
Net Expenses	1,885,208	1,505,837
NET INVESTMENT LOSS	(1,101,962)	(1,000,896)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on investments	(4,991,988)	(4,992,344)
Net realized (loss) on foreign currency transactions	(15)	—
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(1,014,375)	8,560,677
Net realized and unrealized gain (loss) on investments and
foreign currency	(6,006,378)	3,568,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$(7,108,340)	$2,567,437
* Foreign withholding taxes	$600	$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2016 (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$762,421	$2,896,609
Interest from affiliated securities - Note 11	—	138
Interest	2,420	9,419
Total Income	764,841	2,906,166

EXPENSES:
Advisory fees — Note 3(a)	1,146,641	570,407
Distribution fees — Note 3(c)
Class A	228,350	162,735
Class B	34,202	—
Class C	393,459	215,088
Shareholder administrative fees — Note 3(f)	22,872	15,380
Administration fees — Note 3(b)	38,930	26,814
Custodian fees	55,597	29,844
Interest expenses	947	—
Transfer agent fees and expenses — Note 3(f)	190,075	92,947
Printing fees	32,770	20,399
Professional fees	42,488	32,418
Registration fees	69,205	48,974
Trustee fees — Note 3(g)	5,582	4,187
Fund accounting fees	21,355	14,967
Miscellaneous	30,964	6,047
Total Expenses	2,313,437	1,240,207
Less, expense reimbursements/waivers — Note 3(a)	(12,617)	—
Net Expenses	2,300,820	1,240,207
NET INVESTMENT INCOME (LOSS)	(1,535,979)	1,665,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on investments	(6,988,062)	(174,273)
Net realized (loss) on foreign currency transactions	(432)	—
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(14,207,120)	832,293
Net realized and unrealized gain (loss) on investments and
foreign currency	(21,195,614)	658,020
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$(22,731,593)	$2,323,979
* Foreign withholding taxes	$5,457	$29,078
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,011,068)	$(5,068,995)
Net realized gain on investments and foreign currency	29,512,427	175,487,453
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(39,911,973)	5,671,377
Net increase (decrease) in net assets resulting from operations	(11,410,614)	176,089,835

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(123,485,355)	(194,964,620)
Class B	(2,118,475)	(4,786,430)
Class C	(29,213,787)	(39,410,575)
Class Z	(47,387,508)	(41,877,560)
Total dividends and distributions to shareholders	(202,205,125)	(281,039,185)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(101,382,281)	269,268,157
Class B	(5,225,908)	(3,509,729)
Class C	27,049,897	95,954,673
Class Z	163,806,675	352,682,737
Net increase from shares of beneficial interest transactions —
Note 6(a)	84,248,383	714,395,838

Redemption Fees:
Class A	—	10,598
Class C	—	1,094
Total Redemption Fees — Note 6(b)	—	11,692
Total increase (decrease)	(129,367,356)	609,458,180

Net Assets:
Beginning of period	2,552,015,041	1,942,556,861
END OF PERIOD	$2,422,647,685	$2,552,015,041
Undistributed net investment income (accumulated loss)	$(2,163,396)	$(6,987,556)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger International Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment income	$2,038,922	$76,153
Net realized gain (loss) on investments and foreign currency	(10,851,978)	5,130,975
Net change in unrealized depreciation on investments and
foreign currency	(5,746,664)	(1,406,244)
Net increase (decrease) in net assets resulting from operations	(14,559,720)	3,800,884

Dividends and distributions to shareholders from:
Net investment income:
Class A	(52,326)	(1,271,849)
Class B	—	(11,264)
Class C	(295,560)	(98,277)
Class I	(52,328)	(37,199)
Class Z	(133,058)	(130,363)
Total dividends and distributions to shareholders	(533,272)	(1,548,952)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(21,592,184)	4,373,732
Class B	(4,217,189)	(8,017,758)
Class C	(4,666,312)	1,027,255
Class I	692,918	10,912,008
Class Z	1,154,193	11,136,307
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(28,628,574)	19,431,544

Redemption Fees:
Class A	—	16
Class C	—	188
Total Redemption Fees — Note 6(b)	—	204
Total increase (decrease)	(43,721,566)	21,683,680

Net Assets:
Beginning of period	224,021,711	202,338,031
END OF PERIOD	$180,300,145	$224,021,711
Undistributed net investment income (accumulated loss)	$1,967,138	$(549,513)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(842,010)	$(1,744,547)
Net realized gain (loss) on investments, options and foreign
currency	(3,808,585)	5,519,863
Net change in unrealized depreciation on investments, options
and foreign currency	(3,841,136)	(1,230,895)
Net increase (decrease) in net assets resulting from operations	(8,491,731)	2,544,421

Increase (decrease) from shares of beneficial interest transactions:
Class A	(14,563,303)	(13,488,557)
Class B	(5,810,000)	(7,627,468)
Class C	(3,881,940)	(2,461,723)
Class Z	5,393,922	2,531,432
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(18,861,321)	(21,046,316)

Redemption Fees:
Class A	—	45
Class C	—	10
Total Redemption Fees — Note 6(b)	—	55
Total decrease	(27,353,052)	(18,501,840)

Net Assets:
Beginning of period	183,784,168	202,286,008
END OF PERIOD	$156,431,116	$183,784,168
Undistributed net investment income (accumulated loss)	$(656,460)	$(1,738,585)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger SMid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,987,619)	$(5,255,899)
Net realized gain on investments and foreign currency	17,529,616	195,242,041
Net change in unrealized depreciation on investments and
foreign currency	(24,476,457)	(147,803,282)
Net increase (decrease) in net assets resulting from operations	(8,934,460)	42,182,860

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(48,219,809)	(31,265,366)
Class B	(1,548,623)	(1,043,101)
Class C	(21,021,697)	(9,340,509)
Class I	(19,821,414)	(92,147,031)
Class Z	(50,943,545)	(5,749,475)
Total dividends and distributions to shareholders	(141,555,088)	(139,545,482)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(24,776,293)	(54,803,635)
Class B	(866,833)	(2,083,473)
Class C	(414,663)	952,259
Class I	(17,203,713)	(574,202,182)
Class Z	(50,359,541)	86,558,448
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(93,621,043)	(543,578,583)

Redemption Fees:
Class A	—	3,058
Class C	—	78
Total Redemption Fees — Note 6(b)	—	3,136
Total decrease	(244,110,591)	(640,938,069)

Net Assets:
Beginning of period	422,723,612	1,063,661,681
END OF PERIOD	$178,613,021	$422,723,612
Undistributed net investment income (accumulated loss)	$(1,451,230)	$(2,956,550)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,101,962	$(1,922,582)
Net realized gain (loss) on investments and foreign currency	(4,992,003)	30,403,103
Net change in unrealized depreciation on investments and
foreign currency	(1,014,375)	(22,120,661)
Net increase (decrease) in net assets resulting from operations	(7,108,340)	6,359,860

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(22,341,073)	(15,277,775)
Class B	(1,545,156)	(1,086,069)
Class C	(3,286,045)	(2,082,876)
Class Z	(4,367,677)	(6,929,069)
Total dividends and distributions to shareholders	(31,539,951)	(25,375,789)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,961,323)	(10,653,267)
Class B	293,755	(1,268,060)
Class C	(1,013,586)	(318,934)
Class Z	5,064,750	(40,040,660)
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	1,383,596	(52,280,921)

Redemption Fees:
Class A	—	8,079
Class B	—	3
Total Redemption Fees — Note 6(b)	—	8,082
Total decrease	(37,264,695)	(71,288,768)

Net Assets:
Beginning of period	157,884,037	229,172,805
END OF PERIOD	$120,619,342	$157,884,037
Undistributed net investment income (accumulated loss)	$(867,784)	$(1,671,771)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,000,896)	$(404,317)
Net realized loss on investments and foreign currency	(4,992,344)	(1,057,718)
Net change in unrealized appreciation on investments and
foreign currency	8,560,677	217,460
Net increase (decrease) in net assets resulting from operations	2,567,437	(1,244,575)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(589,965)
Class C	—	(236,774)
Class I	—	(149,175)
Class Z	—	(277,428)
Total dividends and distributions to shareholders	—	(1,253,342)

Increase (decrease) from shares of beneficial interest transactions:
Class A	8,957,748	7,653,562
Class C	7,769,087	5,795,542
Class I	32,766,158	39,972,575
Class Z	50,888,678	14,028,865
Net increase from shares of beneficial interest transactions —
Note 6(a)	100,381,671	67,450,544

Redemption Fees:
Class A	—	53
Class C	—	1
Total Redemption Fees — Note 6(b)	—	54
Total increase	102,949,108	64,952,681

Net Assets:
Beginning of period	80,532,788	15,580,107
END OF PERIOD	$183,481,896	$80,532,788
Undistributed net investment income (accumulated loss)	$(860,396)	$(388,941)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,535,979)	$(2,756,239)
Net realized gain (loss) on investments and foreign currency	(6,988,494)	34,970,074
Net change in unrealized depreciation on investments and
foreign currency	(14,207,120)	(29,480,280)
Net increase (decrease) in net assets resulting from operations	(22,731,593)	2,733,555

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(794,186)
Class C	—	(1,266)
Net realized gains:
Class A	(17,874,985)	(27,298,213)
Class B	(956,709)	(2,021,660)
Class C	(9,452,994)	(13,763,765)
Class Z	(1,581,486)	—
Total dividends and distributions to shareholders	(29,866,174)	(43,879,090)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(21,876,355)	9,777,177
Class B	(2,296,932)	(1,600,558)
Class C	(9,242,011)	5,708,604
Class Z	1,257,746	6,911,105
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(32,157,552)	20,796,328

Redemption Fees:
Class A	—	230
Class C	—	126
Total Redemption Fees — Note 6(b)	—	356
Total decrease	(84,755,319)	(20,348,851)

Net Assets:
Beginning of period	188,614,972	208,963,823
END OF PERIOD	$103,859,653	$188,614,972
Undistributed net investment income (accumulated loss)	$(1,200,678)	$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment income	$1,665,959	$1,687,315
Net realized gain (loss) on investments and foreign currency	(174,273)	3,092,404
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	832,293	(794,071)
Net increase in net assets resulting from operations	2,323,979	3,985,648

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,014,431)	(1,132,813)
Class C	(182,538)	(176,746)
Class Z	(202,816)	(153,455)
Net realized gains:
Class A	(2,110,139)	(2,392,561)
Class C	(668,401)	(661,139)
Class Z	(373,315)	(276,636)
Total dividends and distributions to shareholders	(4,551,640)	(4,793,350)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,271,860)	(2,119,880)
Class C	36,281	1,294,549
Class Z	2,956,823	359,072
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(2,278,756)	(466,259)

Redemption Fees:
Class A	—	667
Class C	—	10
Total Redemption Fees — Note 6(b)	—	677
Total decrease	(4,506,417)	(1,273,284)

Net Assets:
Beginning of period	100,841,334	102,114,618
END OF PERIOD	$96,334,917	$100,841,334
Undistributed net investment income	$360,022	$290,468
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$21.83	$23.13	$21.18	$16.59	$14.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	–	(0.04)	(0.03)	0.11	0.05
Net realized and unrealized gain (loss)
on investments	(0.07)	1.97	3.51	4.67	1.90
Total from investment operations	(0.07)	1.93	3.48	4.78	1.95
Dividends from net investment income	–	–	–	(0.12)	–
Distributions from net realized gains	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$20.09	$21.83	$23.13	$21.18	$16.59
Total return(ii)	(0.42)%	9.15%	17.35%	29.11%	13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,360,963	$1,592,859	$1,389,005	$1,217,389	$952,955
Ratio of gross expenses to average
net assets	1.22%	1.23%	1.24%	1.26%	1.29%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.22%	1.23%	1.24%	1.26%	1.29%
Ratio of net investment income (loss) to
average net assets	(0.02)%	(0.18)%	(0.14)%	0.58%	0.30%
Portfolio turnover rate	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$18.17	$19.91	$18.58	$14.57	$12.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.14)	(0.17)	(0.17)	(0.02)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.04)	1.66	3.03	4.10	1.68
Total from investment operations	(0.18)	1.49	2.86	4.08	1.61
Distributions from net realized gains	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$16.32	$18.17	$19.91	$18.58	$14.57
Total return(ii)	(1.18)%	8.30%	16.37%	28.13%	12.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$16,682	$24,399	$30,382	$33,068	$31,965
Ratio of gross expenses to average
net assets	2.04%	2.01%	2.03%	2.05%	2.11%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.04%	2.01%	2.03%	2.05%	2.11%
Ratio of net investment income (loss) to
average net assets	(0.84)%	(0.95)%	(0.93)%	(0.15)%	(0.52)%
Portfolio turnover rate	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$18.24	$19.97	$18.62	$14.62	$13.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.13)	(0.17)	(0.17)	(0.03)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.05)	1.67	3.05	4.12	1.69
Total from investment operations	(0.18)	1.50	2.88	4.09	1.62
Dividends from net investment income	–	–	–	(0.02)	–
Distributions from net realized gains	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$16.39	$18.24	$19.97	$18.62	$14.62
Total return(ii)	(1.17)%	8.33%	16.44%	28.14%	12.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$309,114	$314,402	$236,985	$198,377	$149,400
Ratio of gross expenses to average
net assets	1.98%	1.99%	2.00%	2.02%	2.07%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.98%	1.99%	2.00%	2.02%	2.07%
Ratio of net investment income (loss) to
average net assets	(0.78)%	(0.94)%	(0.90)%	(0.20)%	(0.47)%
Portfolio turnover rate	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$22.15	$23.35	$21.31	$16.68	$14.68
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.06	0.03	0.04	0.11	0.12
Net realized and unrealized gain (loss)
on investments	(0.06)	2.00	3.53	4.76	1.88
Total from investment operations	–	2.03	3.57	4.87	2.00
Dividends from net investment income	–	–	–	(0.17)	–
Distributions from net realized gains	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$20.48	$22.15	$23.35	$21.31	$16.68
Total return(ii)	(0.08)%	9.54%	17.68%	29.58%	13.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$735,889	$620,355	$286,186	$183,790	$37,956
Ratio of gross expenses to average
net assets	0.89%	0.90%	0.93%	0.93%	1.01%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.04)%
Ratio of net expenses to average net
assets	0.89%	0.90%	0.93%	0.93%	0.97%
Ratio of net investment income (loss) to
average net assets	0.30%	0.12%	0.16%	0.58%	0.73%
Portfolio turnover rate	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$15.57	$15.29	$15.27	$12.61	$11.91
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.16	0.03	0.04	0.11	0.04
Net realized and unrealized gain (loss)
on investments	(1.14)	0.40	(0.02)	2.64	0.66
Total from investment operations	(0.98)	0.43	0.02	2.75	0.70
Dividends from net investment income	(0.01)	(0.15)	–	(0.09)	–
Net asset value, end of period	$14.58	$15.57	$15.29	$15.27	$12.61
Total return(iii)	(6.32)%	2.85%	0.15%	21.98%	5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$107,398	$137,207	$130,957	$145,096	$139,693
Ratio of gross expenses to average
net assets	1.35%	1.32%	1.32%	1.37%	1.33%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.35%	1.32%	1.32%	1.37%	1.33%
Ratio of net investment income (loss) to
average net assets	1.08%	0.18%	0.25%	0.79%	0.32%
Portfolio turnover rate	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$13.71	$13.44	$13.51	$11.18	$10.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.05	(0.07)	(0.06)	0.02	(0.04)
Net realized and unrealized gain (loss)
on investments	(1.00)	0.34	(0.01)	2.33	0.58
Total from investment operations	(0.95)	0.27	(0.07)	2.35	0.54
Dividends from net investment income	–	–(ii)	–	(0.02)	–
Net asset value, end of period	$12.76	$13.71	$13.44	$13.51	$11.18
Total return(iii)	(6.86)%	2.04%	(0.52)%	21.07%	5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$25,033	$31,357	$38,520	$63,826	$77,408
Ratio of gross expenses to average
net assets	2.06%	2.04%	2.02%	2.04%	1.97%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.06%	2.04%	2.02%	2.04%	1.97%
Ratio of net investment income (loss) to
average net assets	0.37%	(0.53)%	(0.47)%	0.17%	(0.36)%
Portfolio turnover rate	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$13.57	$13.36	$13.44	$11.12	$10.60
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.04	(0.08)	(0.07)	–	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.99)	0.36	(0.01)	2.33	0.57
Total from investment operations	(0.95)	0.28	(0.08)	2.33	0.52
Dividends from net investment income	(0.18)	(0.07)	–	(0.01)	–
Net asset value, end of period	$12.44	$13.57	$13.36	$13.44	$11.12
Total return(ii)	(7.04)%	1.99%	(0.60)%	20.94%	4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,190	$21,697	$20,567	$17,786	$17,305
Ratio of gross expenses to average
net assets	2.14%	2.09%	2.08%	2.15%	2.08%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.14%	2.09%	2.08%	2.15%	2.08%
Ratio of net investment income (loss) to
average net assets	0.29%	(0.60)%	(0.49)%	0.03%	(0.47)%
Portfolio turnover rate	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund		Class I
				From 5/31/2013
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2016	10/31/2015	10/31/2014	10/31/2013(i)
Net asset value, beginning of period	$15.55	$15.27	$15.29	$13.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.21	0.05	0.12	0.03
Net realized and unrealized gain (loss)
on investments	(1.16)	0.41	(0.07)	1.32
Total from investment operations	(0.95)	0.46	0.05	1.35
Dividends from net investment income	(0.05)	(0.18)	(0.07)	–
Net asset value, end of period	$14.55	$15.55	$15.27	$15.29
Total return(iii)	(6.12)%	3.04%	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,202	$14,435	$3,722	$157
Ratio of gross expenses to average
net assets	1.33%	1.30%	1.27%	15.73%
Ratio of expense reimbursements to
average net assets	(0.18)%	(0.15)%	(0.12)%	(14.58)%
Ratio of net expenses to average net
assets	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to
average net assets	1.43%	0.34%	0.76%	0.44%
Portfolio turnover rate	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$15.73	$15.44	$15.35	$12.66	$11.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.23	0.12	0.13	0.33	0.08
Net realized and unrealized gain (loss)
on investments	(1.15)	0.39	(0.04)	2.50	0.64
Total from investment operations	(0.92)	0.51	0.09	2.83	0.72
Dividends from net investment income	(0.07)	(0.22)	–	(0.14)	–
Net asset value, end of period	$14.74	$15.73	$15.44	$15.35	$12.66
Total return(ii)	(5.88)%	3.27%	0.59%	22.56%	6.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$18,477	$19,326	$8,573	$2,277	$20,217
Ratio of gross expenses to average
net assets	1.04%	1.03%	1.04%	1.12%	0.96%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.14)%	(0.15)%	(0.13)%	–
Ratio of net expenses to average net
assets	0.89%	0.89%	0.89%	0.99%	0.96%
Ratio of net investment income (loss) to
average net assets	1.57%	0.73%	0.82%	2.50%	0.65%
Portfolio turnover rate	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.66	$10.54	$9.38	$7.05	$6.51
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.03)	(0.07)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.43)	0.19	1.20	2.36	0.56
Total from investment operations	(0.46)	0.12	1.16	2.33	0.54
Net asset value, end of period	$10.20	$10.66	$10.54	$9.38	$7.05
Total return(ii)	(4.32)%	1.23%	12.37%	33.05%	8.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$111,423	$131,592	$142,977	$143,231	$131,454
Ratio of gross expenses to average
net assets	1.33%	1.32%	1.35%	1.39%	1.40%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.33%	1.32%	1.35%	1.39%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.32)%	(0.67)%	(0.38)%	(0.31)%	(0.25)%
Portfolio turnover rate	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.67	$8.63	$7.73	$5.86	$5.46
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.12)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.35)	0.16	0.99	1.94	0.45
Total from investment operations	(0.44)	0.04	0.90	1.87	0.40
Net asset value, end of period	$8.23	$8.67	$8.63	$7.73	$5.86
Total return(ii)	(5.07)%	0.46%	11.64%	31.91%	7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,005	$26,151	$33,377	$50,341	$45,501
Ratio of gross expenses to average
net assets	2.05%	2.02%	2.04%	2.10%	2.08%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.05%	2.02%	2.04%	2.10%	2.08%
Ratio of net investment income (loss) to
average net assets	(1.05)%	(1.36)%	(1.05)%	(1.02)%	(0.92)%
Portfolio turnover rate	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.58	$8.56	$7.68	$5.82	$5.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.13)	(0.10)	(0.08)	(0.06)
Net realized and unrealized gain (loss)
on investments	(0.34)	0.15	0.98	1.94	0.45
Total from investment operations	(0.43)	0.02	0.88	1.86	0.39
Net asset value, end of period	$8.15	$8.58	$8.56	$7.68	$5.82
Total return(ii)	(5.01)%	0.35%	11.46%	31.96%	7.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$18,495	$23,628	$25,932	$26,320	$22,812
Ratio of gross expenses to average
net assets	2.16%	2.12%	2.16%	2.21%	2.22%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.16%	2.12%	2.16%	2.21%	2.22%
Ratio of net investment income (loss) to
average net assets	(1.16)%	(1.47)%	(1.19)%	(1.13)%	(1.06)%
Portfolio turnover rate	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

		Class Z
Alger Mid Cap Growth Fund	From 5/28/2015
		(commencement
	Year ended	of operations to
10/31/2016		10/31/2015 (i)
Net asset value, beginning of period	$10.67	$11.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.04	(0.02)
Net realized and unrealized loss on
investments	(0.47)	(1.01)
Total from investment operations	(0.43)	(1.03)
Net asset value, end of period	$10.24	$10.67
Total return(iii)	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,508	$2,413
Ratio of gross expenses to average
net assets	1.23%	1.76%
Ratio of expense reimbursements to
average net assets	(0.21)%	(0.77)%
Ratio of net expenses to average net
assets	1.02%	0.99%
Ratio of net investment income (loss) to
average net assets	0.40%	(0.49)%
Portfolio turnover rate	99.42%	122.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.72	$19.32	$20.89	$16.72	$15.22
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.08)	(0.12)	(0.09)	(0.03)	(0.09)
Net realized and unrealized gain (loss)
on investments	(0.04)	0.09	1.53	4.92	1.59
Total from investment operations	(0.12)	(0.03)	1.44	4.89	1.50
Distributions from net realized gains	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$10.64	$16.72	$19.32	$20.89	$16.72
Total return(ii)	(0.92)%	(0.31)%	7.68%	30.39%	9.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$82,618	$159,061	$241,510	$294,846	$299,934
Ratio of gross expenses to average
net assets	1.35%	1.30%	1.27%	1.29%	1.29%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.35%	1.30%	1.27%	1.29%	1.29%
Ratio of net investment income (loss) to
average net assets	(0.69)%	(0.65)%	(0.45)%	(0.19)%	(0.54)%
Portfolio turnover rate	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$14.39	$17.11	$18.96	$15.36	$14.09
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.15)	(0.22)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss)
on investments	(0.05)	0.07	1.37	4.48	1.47
Total from investment operations	(0.20)	(0.15)	1.16	4.32	1.27
Distributions from net realized gains	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$8.23	$14.39	$17.11	$18.96	$15.36
Total return(ii)	(2.04)%	(1.16)%	6.87%	29.33%	9.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,641	$4,167	$7,252	$9,413	$9,448
Ratio of gross expenses to average
net assets	2.35%	2.10%	2.06%	2.07%	2.10%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.35%	2.10%	2.06%	2.07%	2.10%
Ratio of net investment income (loss) to
average net assets	(1.70)%	(1.44)%	(1.24)%	(0.97)%	(1.34)%
Portfolio turnover rate	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$14.45	$17.16	$19.00	$15.39	$14.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.13)	(0.22)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss)
on investments	(0.04)	0.08	1.38	4.49	1.47
Total from investment operations	(0.17)	(0.14)	1.17	4.33	1.27
Distributions from net realized gains	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$8.32	$14.45	$17.16	$19.00	$15.39
Total return(ii)	(1.72)%	(1.09)%	6.92%	29.34%	9.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$32,183	$54,768	$63,572	$68,161	$59,063
Ratio of gross expenses to average
net assets	2.15%	2.07%	2.03%	2.06%	2.09%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.15%	2.07%	2.03%	2.06%	2.09%
Ratio of net investment income (loss) to
average net assets	(1.49)%	(1.43)%	(1.21)%	(0.96)%	(1.33)%
Portfolio turnover rate	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.91	$19.54	$21.09	$16.88	$15.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.07)	(0.11)	(0.09)	(0.04)	(0.08)
Net realized and unrealized gain (loss)
on investments	(0.04)	0.05	1.55	4.97	1.61
Total from investment operations	(0.11)	(0.06)	1.46	4.93	1.53
Distributions from net realized gains	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$10.84	$16.91	$19.54	$21.09	$16.88
Total return(ii)	(0.79)%	(0.48)%	7.70%	30.34%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$32,606	$70,677	$699,237	$692,445	$545,397
Ratio of gross expenses to average
net assets	1.25%	1.31%	1.27%	1.31%	1.23%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.25%	1.31%	1.27%	1.31%	1.23%
Ratio of net investment income (loss) to
average net assets	(0.58)%	(0.62)%	(0.45)%	(0.22)%	(0.45)%
Portfolio turnover rate	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$17.08	$19.63	$21.11	$16.84	$15.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.05)	(0.06)	(0.02)	0.02	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.03)	0.08	1.55	4.97	1.58
Total from investment operations	(0.08)	0.02	1.53	4.99	1.56
Distributions from net realized gains	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$11.04	$17.08	$19.63	$21.11	$16.84
Total return(ii)	(0.57)%	(0.02)%	8.07%	30.78%	10.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$29,565	$134,051	$52,091	$67,852	$54,965
Ratio of gross expenses to average
net assets	1.01%	0.99%	0.95%	0.96%	0.97%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.01%	0.99%	0.95%	0.96%	0.97%
Ratio of net investment income (loss) to
average net assets	(0.40)%	(0.33)%	(0.13)%	0.13%	(0.14)%
Portfolio turnover rate	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.00	$8.96	$9.97	$7.79	$7.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.05)	(0.08)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.21)	0.11	0.19	2.53	0.72
Total from investment operations	(0.26)	0.03	0.12	2.49	0.67
Distributions from net realized gains	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$6.15	$8.00	$8.96	$9.97	$7.79
Total return(ii)	(3.92)%	0.16%	1.30%	33.15%	9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$85,556	$115,594	$139,497	$175,214	$172,202
Ratio of gross expenses to average
net assets	1.38%	1.35%	1.35%	1.38%	1.40%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	1.38%	1.35%	1.35%	1.36%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.79)%	(0.92)%	(0.81)%	(0.49)%	(0.71)%
Portfolio turnover rate	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$6.57	$7.59	$8.67	$6.86	$6.27
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.08)	(0.12)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.17)	0.09	0.17	2.21	0.69
Total from investment operations	(0.25)	(0.03)	0.05	2.12	0.59
Distributions from net realized gains	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$4.73	$6.57	$7.59	$8.67	$6.86
Total return(ii)	(4.80)%	(0.55)%	0.61%	32.21%	9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,998	$6,564	$8,874	$13,626	$13,389
Ratio of gross expenses to average
net assets	2.18%	2.16%	2.11%	2.13%	2.16%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	2.18%	2.16%	2.11%	2.11%	2.16%
Ratio of net investment income (loss) to
average net assets	(1.59)%	(1.73)%	(1.56)%	(1.24)%	(1.47)%
Portfolio turnover rate	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$6.42	$7.44	$8.52	$6.76	$6.27
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.08)	(0.12)	(0.12)	(0.10)	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.16)	0.09	0.17	2.17	0.59
Total from investment operations	(0.24)	(0.03)	0.05	2.07	0.49
Distributions from net realized gains	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$4.59	$6.42	$7.44	$8.52	$6.76
Total return(ii)	(4.79)%	(0.70)%	0.61%	31.94%	7.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,708	$13,724	$16,119	$19,461	$17,091
Ratio of gross expenses to average
net assets	2.22%	2.16%	2.15%	2.18%	2.19%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	2.22%	2.16%	2.15%	2.16%	2.19%
Ratio of net investment income (loss) to
average net assets	(1.64)%	(1.73)%	(1.61)%	(1.31)%	(1.50)%
Portfolio turnover rate	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.10	$9.04	$10.01	$7.79	$7.14
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.03)	(0.05)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.21)	0.10	0.20	2.55	0.67
Total from investment operations	(0.24)	0.05	0.16	2.53	0.65
Distributions from net realized gains	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$6.27	$8.10	$9.04	$10.01	$7.79
Total return(ii)	(3.55)%	0.52%	1.73%	33.67%	9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$21,357	$22,002	$64,684	$79,723	$29,264
Ratio of gross expenses to average
net assets	1.06%	1.04%	1.03%	1.05%	1.04%
Ratio of expense reimbursements to
average net assets	(0.07)%	(0.05)%	(0.04)%	(0.06)%	(0.05)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.41)%	(0.55)%	(0.45)%	(0.18)%	(0.28)%
Portfolio turnover rate	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.95	$11.52	$12.98	$10.88	$10.82
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.14)	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain on
investments	0.30	0.55	0.60	3.55	1.03
Total from investment operations	0.21	0.41	0.49	3.47	0.94
Distributions from net realized gains	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$11.16	$10.95	$11.52	$12.98	$10.88
Total return(ii)	1.92%	3.78%	4.23%	36.03%	9.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,653	$14,480	$7,241	$7,563	$6,464
Ratio of gross expenses to average
net assets	1.36%	1.82%	2.22%	2.45%	2.60%
Ratio of expense reimbursements to
average net assets	(0.11)%	(0.22)%	(0.62)%	(0.85)%	(1.04)%
Ratio of net expenses to average net
assets	1.25%	1.60%	1.60%	1.60%	1.56%
Ratio of net investment income (loss) to
average net assets	(0.84)%	(1.24)%	(0.95)%	(0.69)%	(0.86)%
Portfolio turnover rate	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.12	$10.79	$12.34	$10.48	$10.52
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.15)	(0.20)	(0.17)	(0.15)	(0.16)
Net realized and unrealized gain on
investments	0.28	0.51	0.57	3.38	1.00
Total from investment operations	0.13	0.31	0.40	3.23	0.84
Distributions from net realized gains	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$10.25	$10.12	$10.79	$12.34	$10.48
Total return(ii)	1.28%	3.06%	3.65%	35.00%	8.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,928	$8,020	$2,612	$2,636	$1,956
Ratio of gross expenses to average
net assets	2.12%	2.53%	2.99%	3.23%	3.33%
Ratio of expense reimbursements to
average net assets	(0.13)%	(0.28)%	(0.74)%	(0.98)%	(1.08)%
Ratio of net expenses to average net
assets	1.99%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	(1.57)%	(1.91)%	(1.60)%	(1.34)%	(1.54)%
Portfolio turnover rate	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.22	$11.75	$13.17	$11.00	$10.90
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.12)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain on
investments	0.31	0.57	0.61	3.59	1.05
Total from investment operations	0.22	0.45	0.53	3.54	0.98
Distributions from net realized gains	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$11.44	$11.22	$11.75	$13.17	$11.00
Total return(ii)	1.96%	4.07%	4.50%	36.31%	9.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$75,648	$40,924	$2,359	$2,034	$1,349
Ratio of gross expenses to average
net assets	1.32%	1.56%	2.19%	2.43%	3.20%
Ratio of expense reimbursements to
average net assets	(0.09)%	(0.21)%	(0.84)%	(1.08)%	(1.89)%
Ratio of net expenses to average net
assets	1.23%	1.35%	1.35%	1.35%	1.31%
Ratio of net investment income (loss) to
average net assets	(0.81)%	(1.07)%	(0.70)%	(0.46)%	(0.62)%
Portfolio turnover rate	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.28	$11.77	$13.16	$10.97	$10.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.07)	(0.08)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gain on
investments	0.32	0.57	0.61	3.58	1.04
Total from investment operations	0.25	0.49	0.56	3.56	1.00
Distributions from net realized gains	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$11.53	$11.28	$11.77	$13.16	$10.97
Total return(ii)	2.22%	4.43%	4.78%	36.61%	10.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$68,253	$17,109	$3,368	$3,202	$2,426
Ratio of gross expenses to average
net assets	1.01%	1.56%	2.11%	2.38%	2.69%
Ratio of expense reimbursements to
average net assets	–	(0.55)%	(1.01)%	(1.28)%	(1.59)%
Ratio of net expenses to average net
assets	1.01%	1.01%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to
average net assets	(0.58)%	(0.68)%	(0.45)%	(0.20)%	(0.38)%
Portfolio turnover rate	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$21.94	$26.96	$25.35	$21.75	$19.34
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.15)	(0.25)	(0.14)	(0.05)	0.02
Net realized and unrealized gain (loss)
on investments	(2.39)	0.82	5.89	6.11	2.39
Total from investment operations	(2.54)	0.57	5.75	6.06	2.41
Dividends from net investment income	–	(0.16)	–	(0.01)	–
Distributions from net realized gains	(3.39)	(5.43)	(4.14)	(2.45)	–
Net asset value, end of period	$16.01	$21.94	$26.96	$25.35	$21.75
Total return(ii)	(14.06)%	1.72%	26.29%	30.81%	12.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$68,686	$122,814	$139,306	$129,870	$120,490
Ratio of gross expenses to average
net assets	1.41%	1.31%	1.31%	1.35%	1.37%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.41%	1.31%	1.31%	1.35%	1.37%
Ratio of net investment income (loss) to
average net assets	(0.87)%	(1.05)%	(0.59)%	(0.21)%	0.11%
Portfolio turnover rate	93.49%	133.92%	167.94%	115.08%	110.37%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$18.46	$23.53	$22.78	$19.91	$17.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.25)	(0.38)	(0.29)	(0.20)	(0.13)
Net realized and unrealized gain (loss)
on investments	(1.91)	0.74	5.18	5.52	2.19
Total from investment operations	(2.16)	0.36	4.89	5.32	2.06
Distributions from net realized gains	(3.39)	(5.43)	(4.14)	(2.45)	–
Net asset value, end of period	$12.91	$18.46	$23.53	$22.78	$19.91
Total return(ii)	(14.76)%	0.95%	25.33%	29.82%	11.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,952	$5,797	$9,030	$11,767	$11,879
Ratio of gross expenses to average
net assets	2.29%	2.09%	2.10%	2.12%	2.16%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.29%	2.09%	2.10%	2.12%	2.16%
Ratio of net investment income (loss) to
average net assets	(1.76)%	(1.83)%	(1.37)%	(0.99)%	(0.68)%
Portfolio turnover rate	93.49%	133.92%	167.94%	115.08%	110.37%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$18.53	$23.60	$22.83	$19.95	$17.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.24)	(0.37)	(0.29)	(0.20)	(0.13)
Net realized and unrealized gain (loss)
on investments	(1.92)	0.73	5.20	5.53	2.20
Total from investment operations	(2.16)	0.36	4.91	5.33	2.07
Dividends from net investment income	–	–(ii)	–	–	–
Distributions from net realized gains	(3.39)	(5.43)	(4.14)	(2.45)	–
Net asset value, end of period	$12.98	$18.53	$23.60	$22.83	$19.95
Total return(iii)	(14.70)%	0.95%	25.37%	29.81%	11.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$28,242	$53,487	$60,628	$56,717	$50,049
Ratio of gross expenses to average
net assets	2.18%	2.08%	2.06%	2.10%	2.14%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.18%	2.08%	2.06%	2.10%	2.14%
Ratio of net investment income (loss) to
average net assets	(1.65)%	(1.81)%	(1.34)%	(0.98)%	(0.67)%
Portfolio turnover rate	93.49%	133.92%	167.94%	115.08%	110.37%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund		Class Z
	From 5/28/2015
		(commencement
Year ended		of operations) to
	10/31/2016	10/31/2015 (i)
Net asset value, beginning of period	$21.76	$25.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.05)
Net realized and unrealized loss on
investments	(2.37)	(3.22)
Total from investment operations	(2.45)	(3.27)
Distributions from net realized gains	(3.39)	–
Net asset value, end of period	$15.92	$21.76
Total return(iii)	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,980	$6,517
Ratio of gross expenses to average
net assets	1.16%	1.36%
Ratio of expense reimbursements to
average net assets	(0.17)%	(0.28)%
Ratio of net expenses to average net
assets	0.99%	1.08%
Ratio of net investment income (loss) to
average net assets	(0.45)%	(0.47)%
Portfolio turnover rate	93.49%	133.92%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$33.37	$33.56	$29.63	$24.43	$21.74
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.59	0.59	0.63	0.56	0.44
Net realized and unrealized gain on
investments	0.24	0.81	3.92	5.11	2.60
Total from investment operations	0.83	1.40	4.55	5.67	3.04
Dividends from net investment income	(0.50)	(0.51)	(0.62)	(0.47)	(0.35)
Distributions from net realized gains	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$32.66	$33.37	$33.56	$29.63	$24.43
Total return(ii)	2.62%	4.26%	15.53%	23.45%	14.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$64,123	$70,933	$73,674	$80,832	$73,050
Ratio of gross expenses to average
net assets	1.14%	1.15%	1.18%	1.19%	1.25%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.14%	1.15%	1.18%	1.19%	1.25%
Ratio of net investment income (loss) to
average net assets	1.85%	1.76%	2.00%	2.07%	1.87%
Portfolio turnover rate	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$32.95	$33.18	$29.33	$24.22	$21.54
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.35	0.33	0.38	0.34	0.26
Net realized and unrealized gain on
investments	0.24	0.80	3.89	5.08	2.58
Total from investment operations	0.59	1.13	4.27	5.42	2.84
Dividends from net investment income	(0.27)	(0.28)	(0.42)	(0.31)	(0.16)
Distributions from net realized gains	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$32.23	$32.95	$33.18	$29.33	$24.22
Total return(ii)	1.87%	3.47%	14.65%	22.53%	13.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$20,790	$21,156	$19,999	$17,173	$13,121
Ratio of gross expenses to average
net assets	1.88%	1.90%	1.93%	1.96%	2.01%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.88%	1.90%	1.93%	1.96%	2.01%
Ratio of net investment income (loss) to
average net assets	1.09%	0.99%	1.22%	1.27%	1.11%
Portfolio turnover rate	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class Z
					From 3/1/2012
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012 (i)
Net asset value, beginning of period	$33.39	$33.57	$29.64	$24.43	$23.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.67	0.66	0.63	0.59	0.34
Net realized and unrealized gain on
investments	0.26	0.82	4.00	5.14	0.59
Total from investment operations	0.93	1.48	4.63	5.73	0.93
Dividends from net investment income	(0.59)	(0.58)	(0.70)	(0.52)	(0.33)
Distributions from net realized gains	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$32.69	$33.39	$33.57	$29.64	$24.43
Total return(iii)	2.91%	4.53%	15.78%	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$11,422	$8,752	$8,441	$2,306	$1,087
Ratio of gross expenses to average
net assets	0.87%	0.91%	1.05%	1.36%	2.92%
Ratio of expense reimbursements to
average net assets	–	–	(0.10)%	(0.41)%	(1.97)%
Ratio of net expenses to average net
assets	0.87%	0.91%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets	2.09%	1.99%	1.98%	2.18%	2.14%
Portfolio turnover rate	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International
Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small
Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger
Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The
Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth
Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap
Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth
& Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the
Fund’s assets) to a share class.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash, overnight time deposits and money market funds.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Funds declare and pay dividends from net investment income annually except that the Alger Growth & Income Fund declares and pays such dividends quarterly.
With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2013-2016.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2016, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.779%
Alger International
Growth Fund(b)	0.710	0.600	—	—	—	0.710
Alger Mid Cap
Growth Fund(b)	0.760	0.700	—	—	—	0.760
Alger SMid Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Focus Fund(d)	0.750	—	—	—	—	0.750
Alger Health
Sciences Fund(c)	0.810	0.650	—	—	—	0.810
Alger Growth &
Income Fund(b)	0.585	0.550	—	—	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$3 billion, Tier 3 rate is paid on assets between $3 and $4 billion, Tier 4 rate is paid on assets between $4 and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

(d) Tier 1 is based on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2017, whereby it reimburses the share classes if annualized operating expenses

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

						FEES WAIVED /
						REIMBURSED FOR
			CLASS			THE YEAR ENDED
						OCTOBER 31,
	A	B	C	I	Z	2016
Alger International Growth Fund	–	–	–	1.15%	1.15%	$69,450
Alger Mid Cap Growth Fund*	–	–	–	–	1.05	6,943
Alger Small Cap Growth Fund	–	–	–	–	0.99	13,131
Alger Small Cap Focus Fund**	1.20%	–	1.95%	1.20	1.10	85,664
Alger Health Sciences Fund	–	–	–	–	0.99	12,617

* Prior to June 1, 2016, the expense cap for the Alger Mid Cap Growth Fund Class Z was
0.99%

** Prior to March 1, 2016, the expense cap for the Alger Small Cap Focus Fund Class A was
1.60%, Class C was 2.25%, Class I was 1.35% and Class Z was 0.99%.

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or
“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc.
for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31,
2016, such excess carried forward was $21,853,730, $16,303,762, $10,713,059, $272,991,
$16,490,766 and $996,975, for Class B shares of the Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund,
Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing.
The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Small Cap
Focus Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$8,427	$64,521
Alger International Growth Fund	2,796	19,997
Alger Mid Cap Growth Fund	3,217	31,320
Alger SMid Cap Growth Fund	457	5,775
Alger Small Cap Growth Fund	2,093	3,968
Alger Small Cap Focus Fund	565	4,619
Alger Health Sciences Fund	984	7,032
Alger Growth & Income Fund	2,216	2,512

(e) Brokerage Commissions: During the year ended October 31, 2016, the Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger
Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of
$708,048, $6,171, $35,003, $180,340, $22,242, $15,982, $29,465 and $2,392 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and
Class C shares and 0.01% of their respective average daily net assets of the Class I and Class
Z shares for these services.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger
Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2016, Alger Management charged back to the Alger Capital Appreciation
Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap
Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health
Sciences Fund and Alger Growth & Income Fund, $1,119,553, $74,166, $86,058, $181,111,
$55,205, $53,902, $93,815 and $39,935, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”)
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engaged in purchase and sale transactions with funds that have a common investment adviser. For the year ended October 31, 2016, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger Capital Appreciation
Fund	$1,249,200	$–	$–
Alger Mid Cap Fund	136,250	–	–
Alger SMid Cap Growth Fund	–	1,027,870	(86,839)
Alger Small Cap Growth
Fund	–	278,525	(48,113)
Alger Small Cap Focus Fund	196,014	291,380	(47,298)

Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Growth Fund which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. As of October 31, 2016, Alger
SMid Cap Growth Fund borrowed $1,198,235, and Alger Large Cap Growth Portfolio borrowed $599,022 including interest, from Alger Capital Appreciation Fund at a rate of
1.34%, which was callable within seven calendar days.
During the year ended October 31, 2016, Alger International Fund, Alger SMid Cap
Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund incurred interfund loan interest expense of $588, $4,389, $23 and $543, respectively and Alger Capital
Appreciation Fund earned interfund loan interest income of $21,097.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2016, Alger Management and its
affiliated entities owned the following shares:

		SHARE CLASS
	A	C	I	Z
Alger Capital Appreciation Fund	61,690	—	—	24,202
Alger International Growth Fund	—	—	7,315	108,897
Alger Mid Cap Growth Fund	—	—	—	85,681
Alger SMid Cap Growth Fund	141,718	82,885	—	69,272
Alger Small Cap Growth Fund	62,507	—	—	78,354
Alger Small Cap Focus Fund	—	—	—	286,570
Alger Health Sciences Fund	—	—	—	4,712
Alger Growth & Income Fund	—	—	—	28,794

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2016:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,497,640,586	$2,553,168,237
Alger International Growth Fund	263,946,589	290,392,295
Alger Mid Cap Growth Fund	155,830,287	176,603,266
Alger SMid Cap Growth Fund	475,879,765	704,578,748
Alger Small Cap Growth Fund	71,936,526	99,650,697
Alger Small Cap Focus Fund	194,330,876	88,062,737
Alger Health Sciences Fund	130,228,142	184,809,747
Alger Growth & Income Fund	5,137,488	10,378,483

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of October 31, 2016.

Alger Growth & Income Fund
Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)

Citigroup Global Markets	$332,276	$332,276	—	—

(a) Collateral with a value of $339,244 has been received in connection with securities lending agreements.

(b) The Market value of loaned securities is determined as of October 31, 2016. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2016, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger International Growth Fund	$55,744	1.58%
Alger SMid Cap Growth Fund	379,839	1.41
Alger Small Cap Growth Fund	2,679	1.68
Alger Small Cap Focus Fund	2,583	2.47
Alger Health Sciences Fund	58,369	1.69

The highest amount borrowed during the year ended October 31, 2016, for each Fund was as follows:

HIGHEST BORROWING
Alger International Growth Fund	$2,390,030
Alger SMid Cap Growth Fund	13,745,000
Alger Small Cap Growth Fund	652,000
Alger Small Cap Focus Fund	287,343
Alger Health Sciences Fund	751,218

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	15,687,296	$312,919,378	19,941,463	$429,216,453
Shares converted from Class B	138,345	2,805,840	173,220	3,729,703
Shares converted from Class C	1,881	36,969	176	3,894
Dividends reinvested	5,111,190	104,063,825	7,954,361	164,180,132
Shares redeemed	(26,172,211)	(521,208,293)	(15,164,333)	(327,851,427)
Net increase (decrease)	(5,233,499)	$(101,382,281)	12,904,887	$269,278,755
Class B:
Shares sold	71,059	$1,160,531	80,825	$1,449,684
Shares converted to Class A	(168,903)	(2,805,840)	(206,707)	(3,729,703)
Dividends reinvested	114,399	1,904,747	239,941	4,150,980
Shares redeemed	(336,950)	(5,485,346)	(297,342)	(5,380,690)
Net decrease	(320,395)	$(5,225,908)	(183,283)	$(3,509,729)
Class C:
Shares sold	4,518,897	$73,901,380	6,139,982	$111,154,806
Shares converted to Class A	(2,296)	(36,969)	(210)	(3,894)
Dividends reinvested	1,219,048	20,382,484	1,510,451	26,218,831
Shares redeemed	(4,114,364)	(67,196,998)	(2,283,166)	(41,413,976)
Net increase	1,621,285	$27,049,897	5,367,057	$95,955,767
Class Z:
Shares sold	12,133,141	$247,827,394	18,379,428	$409,588,134
Dividends reinvested	2,060,384	42,629,342	1,662,259	34,707,970
Shares redeemed	(6,268,239)	(126,650,061)	(4,287,362)	(91,613,367)
Net increase	7,925,286	$163,806,675	15,754,325	$352,682,737

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	428,060	$6,288,824	1,318,497	$21,202,489
Shares converted from Class B	57,050	839,382	72,646	1,155,119
Shares converted from Class C	404	5,744	837	13,494
Dividends reinvested	3,042	46,449	75,380	1,141,318
Shares redeemed	(1,938,462)	(28,772,583)	(1,218,713)	(19,138,672)
Net increase (decrease)	(1,449,906)	$(21,592,184)	248,647	$4,373,748
Class B:
Shares sold	27,149	$347,798	30,301	$420,627
Shares converted to Class A	(64,930)	(839,382)	(82,241)	(1,155,119)
Dividends reinvested	—	—	727	9,757
Shares redeemed	(287,366)	(3,725,605)	(529,374)	(7,293,023)
Net decrease	(325,147)	$(4,217,189)	(580,587)	$(8,017,758)
Class C:
Shares sold	153,803	$1,968,937	376,012	$5,352,938
Shares converted to Class A	(472)	(5,744)	(956)	(13,494)
Dividends reinvested	16,873	221,367	5,186	68,915
Shares redeemed	(548,419)	(6,850,872)	(320,301)	(4,380,916)
Net increase (decrease)	(378,215)	$(4,666,312)	59,941	$1,027,443
Class I:
Shares sold	863,053	$12,503,069	799,096	$12,669,754
Dividends reinvested	3,430	52,174	2,439	36,830
Shares redeemed	(819,147)	(11,862,325)	(116,718)	(1,794,576)
Net increase	47,336	$692,918	684,817	$10,912,008
Class Z:
Shares sold	1,891,889	$28,235,200	1,181,195	$19,140,824
Dividends reinvested	5,881	90,447	5,490	83,664
Shares redeemed	(1,873,345)	(27,171,454)	(512,859)	(8,088,181)
Net increase	24,425	$1,154,193	673,826	$11,136,307

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	1,084,526	$10,979,693	858,755	$9,544,674
Shares converted from Class B	121,289	1,246,159	113,448	1,246,215
Shares converted from Class C	—	—	58	641
Shares redeemed	(2,629,068)	(26,789,155)	(2,193,763)	(24,280,042)
Net decrease	(1,423,253)	$(14,563,303)	(1,221,502)	$(13,488,512)
Class B:
Shares sold	46,923	$386,839	45,346	$405,449
Shares converted to Class A	(149,628)	(1,246,159)	(138,955)	(1,246,215)
Shares redeemed	(606,867)	(4,950,680)	(756,856)	(6,786,702)
Net decrease	(709,572)	$(5,810,000)	(850,465)	$(7,627,468)
Class C:
Shares sold	326,217	$2,736,652	270,110	$2,438,597
Shares converted to Class A	—	—	(72)	(641)
Shares redeemed	(808,642)	(6,618,592)	(548,366)	(4,899,669)
Net decrease	(482,425)	$(3,881,940)	(278,328)	$(2,461,713)
Class Z:
Shares sold	574,450	$6,081,886	230,040	$2,574,944
Shares redeemed	(67,553)	(687,964)	(3,854)	(43,512)
Net increase	506,897	$5,393,922	226,186	$2,531,432

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	1,457,730	$16,428,330	2,515,669	$44,770,555
Shares converted from Class B	39,432	431,408	26,382	469,683
Dividends reinvested	4,172,831	44,649,289	1,756,178	29,697,232
Shares redeemed	(7,414,974)	(86,285,320)	(7,282,943)	(129,738,047)
Net decrease	(1,744,981)	$(24,776,293)	(2,984,714)	$(54,800,577)
Class B:
Shares sold	15,952	$133,355	12,637	$185,261
Shares converted to Class A	(50,211)	(431,408)	(30,450)	(469,683)
Dividends reinvested	165,010	1,379,484	56,485	828,071
Shares redeemed	(220,953)	(1,948,264)	(173,061)	(2,627,122)
Net decrease	(90,202)	$(866,833)	(134,389)	$(2,083,473)
Class C:
Shares sold	642,040	$5,413,882	326,733	$4,980,075
Dividends reinvested	1,957,334	16,500,322	503,010	7,399,281
Shares redeemed	(2,519,607)	(22,328,867)	(743,932)	(11,427,019)
Net increase (decrease)	79,767	$(414,663)	85,811	$952,337
Class I:
Shares sold	392,587	$4,352,261	4,562,014	$82,321,216
Dividends reinvested	1,747,857	19,016,684	5,334,507	91,380,102
Shares redeemed	(3,310,494)	(40,572,658)	(41,500,869)	(747,903,500)
Net decrease	(1,170,050)	$(17,203,713)	(31,604,348)	$(574,202,182)
Class Z:
Shares sold	3,415,585	$45,335,807	6,632,842	$113,310,928
Dividends reinvested	4,220,629	46,722,362	188,649	3,250,429
Shares redeemed	(12,804,443)	(142,417,710)	(1,628,271)	(30,002,909)
Net increase (decrease)	(5,168,229)	$(50,359,541)	5,193,220	$86,558,448

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	727,901	$4,433,041	1,580,029	$13,419,571
Shares converted from Class B	89,271	556,042	94,284	800,038
Dividends reinvested	3,299,670	20,986,414	1,746,872	14,202,069
Shares redeemed	(4,640,378)	(28,936,820)	(4,548,661)	(39,066,866)
Net decrease	(523,536)	$(2,961,323)	(1,127,476)	$(10,645,188)
Class B:
Shares sold	25,632	$122,745	91,268	$614,597
Shares converted to Class A	(114,838)	(556,042)	(113,836)	(800,038)
Dividends reinvested	310,086	1,528,725	153,462	1,031,264
Shares redeemed	(163,578)	(801,673)	(301,914)	(2,113,880)
Net increase (decrease)	57,302	$293,755	(171,020)	$(1,268,057)
Class C:
Shares sold	220,860	$1,051,271	171,469	$1,158,931
Dividends reinvested	549,988	2,634,442	254,757	1,673,757
Shares redeemed	(1,010,403)	(4,699,299)	(457,300)	(3,151,622)
Net decrease	(239,555)	$(1,013,586)	(31,074)	$(318,934)
Class Z:
Shares sold	983,036	$6,487,482	1,029,786	$8,766,273
Dividends reinvested	587,321	3,794,092	819,654	6,729,363
Shares redeemed	(877,811)	(5,216,824)	(6,292,720)	(55,536,296)
Net increase (decrease)	692,546	$5,064,750	(4,443,280)	$(40,040,660)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	1,580,972	$17,237,961	1,654,205	$18,594,316
Dividends reinvested	—	—	45,119	481,873
Shares redeemed	(784,484)	(8,280,213)	(1,005,502)	(11,422,574)
Net increase	796,488	$8,957,748	693,822	$7,653,615
Class C:
Shares sold	1,016,020	$10,265,323	590,280	$6,221,786
Dividends reinvested	—	—	21,518	213,678
Shares redeemed	(253,728)	(2,496,236)	(61,705)	(639,921)
Net increase	762,292	$7,769,087	550,093	$5,795,543
Class I:
Shares sold	4,555,749	$50,270,692	3,642,592	$42,213,625
Dividends reinvested	—	—	9,345	102,042
Shares redeemed	(1,592,057)	(17,504,534)	(205,350)	(2,343,092)
Net increase	2,963,692	$32,766,158	3,446,587	$39,972,575
Class Z:
Shares sold	5,872,255	$65,862,734	1,261,095	$14,388,178
Dividends reinvested	—	—	23,909	261,562
Shares redeemed	(1,467,281)	(14,974,056)	(54,143)	(620,875)
Net increase	4,404,974	$50,888,678	1,230,861	$14,028,865

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	570,670	$9,965,192	1,398,761	$34,246,474
Shares converted from Class B	39,317	680,424	40,286	984,600
Shares converted from Class C	6,096	113,325	—	—
Dividends reinvested	812,450	15,501,550	1,035,935	23,173,875
Shares redeemed	(2,736,188)	(48,136,846)	(2,045,448)	(48,627,542)
Net increase (decrease)	(1,307,655)	$(21,876,355)	429,534	$9,777,407
Class B:
Shares sold	11,426	$176,984	19,505	$372,914
Shares converted to Class A	(48,364)	(680,424)	(47,600)	(984,600)
Dividends reinvested	48,679	754,035	84,278	1,597,068
Shares redeemed	(174,636)	(2,547,527)	(125,898)	(2,585,940)
Net decrease	(162,895)	$(2,296,932)	(69,715)	$(1,600,558)
Class C:
Shares sold	230,392	$3,501,663	409,745	$8,190,033
Shares converted to Class A	(7,475)	(113,325)	—	—
Dividends reinvested	423,918	6,600,406	494,274	9,401,097
Shares redeemed	(1,356,871)	(19,230,755)	(586,919)	(11,882,400)
Net increase (decrease)	(710,036)	$(9,242,011)	317,100	$5,708,730
Class Z:
Shares sold	311,511	$6,202,443	308,872	$7,123,472
Dividends reinvested	51,369	970,367	—	—
Shares redeemed	(349,534)	(5,915,064)	(9,344)	(212,367)
Net increase	13,346	$1,257,746	299,528	$6,911,105

Alger Growth & Income Fund
Class A:
Shares sold	238,516	$7,617,466	230,587	$7,699,744
Shares converted from Class C	98	3,268	180	6,135
Dividends reinvested	84,971	2,728,977	90,408	2,991,002
Shares redeemed	(486,173)	(15,621,571)	(390,788)	(12,816,094)
Net decrease	(162,588)	$(5,271,860)	(69,613)	$(2,119,213)
Class C:
Shares sold	153,477	$4,821,344	110,995	$3,655,182
Shares converted to Class A	(99)	(3,268)	(182)	(6,135)
Dividends reinvested	22,681	720,305	21,539	705,009
Shares redeemed	(173,057)	(5,502,100)	(93,083)	(3,059,497)
Net increase	3,002	$36,281	39,269	$1,294,559
Class Z:
Shares sold	261,707	$8,515,819	48,152	$1,602,084
Dividends reinvested	12,088	388,529	8,482	280,555
Shares redeemed	(186,481)	(5,947,525)	(45,944)	(1,523,567)
Net increase	87,314	$2,956,823	10,690	$359,072

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A, Class B and Class C shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. Since March 1, 2015, the redemption fee is no longer imposed.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2016 and the year ended October 31, 2015 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	$47,530,093
Long-term capital gain	$202,205,125	233,509,092
Total distributions paid	$202,205,125	$281,039,185

Alger International Growth Fund
Distributions paid from:
Ordinary Income	533,272	1,548,952
Long-term capital gain	—	—
Total distributions paid	$533,272	$1,548,952

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	10,570,820
Long-term capital gain	141,555,088	128,974,662
Total distributions paid	$141,555,088	$139,545,482

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	31,539,951	25,375,789
Total distributions paid	$31,539,951	$25,375,789

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	1,253,342
Total distributions paid	—	$1,253,342

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	6,883,316	12,851,704
Long-term capital gain	22,982,858	31,027,386
Total distributions paid	$29,866,174	$43,879,090

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,399,785	1,463,014
Long-term capital gain	3,151,855	3,330,336
Total distributions paid	$4,551,640	$4,793,350

As of October 31, 2016 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	—
Undistributed long-term gains	$20,503,027
Net accumulated earnings	20,503,027
Capital loss carryforwards	—
Late year ordinary income losses	(1,776,846)
Net unrealized appreciation	251,629,178
Total accumulated earnings	$270,355,359

Alger International Growth Fund
Undistributed ordinary income	$2,357,290
Undistributed long-term gains	—
Net accumulated earnings	2,357,290
Capital loss carryforwards	(20,329,784)
Net unrealized depreciation	(6,649)
Total accumulated losses	$(17,979,143)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(38,311,345)
Late year ordinary income losses	(833,204)
Net unrealized appreciation	4,171,517
Total accumulated losses	$(34,973,032)

Alger SMid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	19,415,468
Net accumulated earnings	19,415,468
Capital loss carryforwards	—
Late year ordinary income losses	(1,451,230)
Net unrealized appreciation	7,292,250
Total accumulated earnings	$25,256,488

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(5,535,262)
Late year ordinary income losses	(959,059)
Net unrealized appreciation	9,547,372
Total accumulated earnings	$3,053,051

Alger Small Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(5,002,500)
Late year ordinary income losses	(864,205)
Net unrealized appreciation	10,568,795
Total accumulated earnings	$4,702,090

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(6,689,167)
Late year ordinary income losses	(1,049,456)
Net unrealized depreciation	(5,568,603)
Total accumulated losses	$(13,307,226)

Alger Growth & Income Fund
Undistributed ordinary income	$134,696
Undistributed long-term gains	31,502
Net accumulated earnings	166,198
Capital loss carryforwards	—
Net unrealized appreciation	27,308,912
Total accumulated earnings	$27,475,110

At October 31, 2016, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	Alger Capital	Alger International	Alger Mid Cap	Alger SMid Cap
Expiration Dates	Appreciation Fund	Growth Fund	Growth Fund	Growth Fund
POST ACT	—	$11,871,085	$3,690,505	—
2017	—	8,458,699	34,620,840	—
Total	—	20,329,784	38,311,345	—

	Alger Small Cap	Alger Small Cap	Alger Health	Alger Growth &
Expiration Dates	Growth Fund	Focus Fund	Sciences Fund	Income Fund
POST ACT	$5,535,262	$5,002,500	$6,689,167	—
Total	5,535,262	5,002,500	6,689,167	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2016.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$5,835,228
Accumulated net realized gain (accumulated realized loss)	$1,881,104
Paid-in Capital	$(7,716,332)

Alger International Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,011,001
Accumulated net realized gain (accumulated realized loss)	$(1,011,001)
Paid-in Capital	$–

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,924,135
Accumulated net realized gain (accumulated realized loss)	$197,624
Paid-in Capital	$(2,121,759)

Alger SMid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$3,492,939
Accumulated net realized gain (accumulated realized loss)	$77,292
Paid-in Capital	$(3,570,231)

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,905,949
Accumulated net realized gain (accumulated realized loss)	$26,132
Paid-in Capital	$(1,932,081)

Alger Small Cap Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$529,441
Accumulated net realized gain (accumulated realized loss)	$3,640
Paid-in Capital	$(533,081)

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$335,301
Accumulated net realized gain (accumulated realized loss)	$76,733
Paid-in Capital	$(412,034)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$(196,620)
Accumulated net realized gain (accumulated realized loss)	$196,621
Paid-in Capital	$(1)

NOTE 8 — Fair Value Measurements:
The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$402,581,369	$402,581,369	—	—[i]
Consumer Staples	163,443,298	163,443,298	—	—
Energy	42,241,406	42,241,406	—	—
Financials	39,200,978	39,200,978	—	—
Health Care	363,058,612	363,058,612	—	—
Industrials	179,049,786	179,049,786	—	—
Information Technology	1,026,447,173	1,025,274,566	—	1,172,607
Materials	39,658,477	39,658,477	—	—
Telecommunication Services	10,188,361	10,188,361	—	—
TOTAL COMMON STOCKS	$2,265,869,460	$2,264,696,853	—	$1,172,607
CORPORATE BONDS
Consumer Discretionary	387,502	—	—	387,502
MASTER LIMITED PARTNERSHIP
Financials	21,560,617	21,560,617	—	—
PREFERRED STOCKS
Consumer Discretionary	973,474	—	—	973,474	[i]
Health Care	4,373,941	—	—	4,373,941
Information Technology	5,405,299	—	—	5,405,299
TOTAL PREFERRED STOCKS	$10,752,714	—	—	$10,752,714
REAL ESTATE INVESTMENT TRUST
Financials	10,103,108	10,103,108	—	—
Real Estate	17,213,215	17,213,215	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$27,316,323	$27,316,323	—	—
WARRANTS
Consumer Discretionary	379,752	—	—	379,752
TOTAL INVESTMENTS IN
SECURITIES	$2,326,266,368	$2,313,573,793	—	$12,692,575

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	12,600,480	1,538,692	11,061,788	—
Consumer Staples	22,822,376	2,337,059	20,485,317	—
Energy	17,196,301	6,638,163	10,558,138	—
Financials	30,810,337	5,037,916	25,772,421	—
Health Care	20,209,101	6,075,287	14,133,814	—
Industrials	15,262,306	905,534	14,356,772	—
Information Technology	28,729,522	12,605,980	16,123,542	—
Materials	10,291,462	1,183,547	9,107,915	—
Telecommunication Services	7,996,806	—	7,996,806	—
Utilities	6,459,473	3,058,159	3,401,314	—
TOTAL COMMON STOCKS	$172,378,164	$39,380,337	$132,997,827	—
TOTAL INVESTMENTS IN
SECURITIES	$172,378,164	$39,380,337	$132,997,827	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	29,422,878	29,422,878	—	—
Consumer Staples	7,508,213	7,508,213	—	—
Energy	1,702,587	1,702,587	—	—
Financials	7,234,212	7,234,212	—	—
Health Care	23,134,887	23,134,887	—	—
Industrials	18,859,689	18,859,689	—	—
Information Technology	37,487,023	37,361,747	—	125,276
Materials	7,439,414	7,439,414	—	—
Telecommunication Services	1,782,191	1,782,191	—	—
TOTAL COMMON STOCKS	$134,571,094	$134,445,818	—	$125,276
PREFERRED STOCKS
Health Care	1,525,775	—	—	1,525,775
Information Technology	577,483	—	—	577,483
TOTAL PREFERRED STOCKS	$2,103,258	—	—	$2,103,258
REAL ESTATE INVESTMENT TRUST
Financials	765,329	765,329	—	—
Real Estate	4,479,790	4,479,790	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$5,245,119	$5,245,119	—	—
SPECIAL PURPOSE VEHICLE
Financials	327,271	—	—	327,271
TOTAL INVESTMENTS IN
SECURITIES	$142,246,742	$139,690,937	—	$2,555,805

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	13,228,627	13,228,627	—	—
Consumer Staples	4,409,126	4,409,126	—	—
Energy	3,259,288	3,259,288	—	—
Financials	17,331,267	17,331,267	—	—
Health Care	48,110,745	48,110,745	—	—
Industrials	15,248,158	15,248,158	—	—
Information Technology	61,592,523	60,970,502	—	622,021
Materials	872,690	872,690	—	—
TOTAL COMMON STOCKS	$164,052,424	$163,430,403	—	$622,021
MASTER LIMITED PARTNERSHIP
Financials	1,924,807	1,924,807	—	—
PREFERRED STOCKS
Health Care	3,748,197	—	—	3,748,197
Information Technology	2,867,296	—	—	2,867,296
TOTAL PREFERRED STOCKS	$6,615,493	—	—	$6,615,493
REAL ESTATE INVESTMENT TRUST
Real Estate	6,156,933	6,156,933	—	—
RIGHTS
Health Care	—	—	—	—ii
TOTAL INVESTMENTS IN
SECURITIES	$178,749,657	$171,512,143	—	$7,237,514

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	9,614,478	9,614,478	—	—
Consumer Staples	3,142,572	3,142,572	—	—
Energy	1,440,167	1,440,167	—	—
Financials	4,428,269	4,428,269	—	—
Health Care	38,212,527	38,212,527	—	—
Industrials	9,381,712	9,381,712	—	—
Information Technology	44,956,100	44,956,100	—	—
Materials	2,960,100	2,960,100	—	—
TOTAL COMMON STOCKS	$114,135,925	$114,135,925	—	—
PREFERRED STOCKS
Health Care	396,005	—	—	396,005
REAL ESTATE INVESTMENT TRUST
Real Estate	1,985,145	1,985,145	—	—
RIGHTS
Health Care	—	—	—iii	—iv
SPECIAL PURPOSE VEHICLE
Financials	301,420	—	—	301,420
TOTAL INVESTMENTS IN
SECURITIES	$116,818,495	$116,121,070	—	$697,425

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	4,795,706	4,795,706	—	—
Financials	1,803,693	1,803,693	—	—
Health Care	83,268,153	83,268,153	—	—
Industrials	9,200,940	9,200,940	—	—
Information Technology	73,479,326	73,479,326	—	—
Materials	6,090,064	6,090,064	—	—
TOTAL COMMON STOCKS	$178,637,882	$178,637,882	—	—
PREFERRED STOCKS
Health Care	56,319	—	—	56,319
TOTAL INVESTMENTS IN
SECURITIES	$178,694,201	$178,637,882	—	$56,319

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Health Care	96,091,870	95,431,819	516,332	143,719
Industrials	117,825	117,825	—	—
TOTAL COMMON STOCKS	$96,209,695	$95,549,644	$516,332	$143,719
PREFERRED STOCKS
Health Care	6,250,448	—	—	6,250,448
RIGHTS
Health Care	—	—	—iii	—iv,v
TOTAL INVESTMENTS IN
SECURITIES	$102,460,143	$95,549,644	$516,332	$6,394,167

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	12,614,738	12,614,738	—	—[i]
Consumer Staples	11,474,205	11,474,205	—	—
Energy	5,529,528	5,529,528	—	—
Financials	12,001,400	12,001,400	—	—
Health Care	13,026,037	13,026,037	—	—
Industrials	10,237,511	10,237,511	—	—
Information Technology	19,566,102	19,566,102	—	—
Materials	887,865	887,865	—	—
Telecommunication Services	3,222,912	3,222,912	—	—
Utilities	696,150	696,150	—	—
TOTAL COMMON STOCKS	$89,256,448	$89,256,448	—	—
CONVERTIBLE PREFERRED STOCKS
Health Care	592,130	592,130	—	—
CORPORATE BONDS
Consumer Discretionary	15,285	—	—	15,285
MASTER LIMITED PARTNERSHIP
Energy	431,950	431,950	—	—
Financials	1,261,512	1,261,512	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$1,693,462	$1,693,462	—	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Consumer Discretionary	52,648	—	—	52,648	[i]
REAL ESTATE INVESTMENT TRUST
Financials	670,440	670,440	—	—
Real Estate	2,324,469	2,324,469	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$2,994,909	$2,994,909	—	—
WARRANTS
Consumer Discretionary	14,979	—	—	14,979
TOTAL INVESTMENTS IN
SECURITIES	$94,619,861	$94,536,949	—	$82,912

i. Alger Capital Appreciation Fund’s and Alger Growth & Income Fund’s shares of
Choicestream Inc. common stock and preferred stock are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

ii. Alger SMid Cap Growth Fund’s holdings of Dyax Corp.’s rights are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

iii. Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of
Neuralstem, Inc.’s rights are classified as a Level 2 investment and are fair valued at zero as of October 31, 2016.

iv. Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Dyax
Corp.’s rights are classified as a Level 3 investment and are fair valued at zero as of October
31, 2016.

v. Alger Health Sciences Fund’s holdings of Emmaus Life Sciences Inc.’s rights are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2015	$1,414,379
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(241,772)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	1,172,607
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(241,772)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	387,114
Purchases and sales	–
Purchases	388
Sales	–
Closing balance at October 31, 2016	387,502
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$387,114

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2015	$10,241,974
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	510,740
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	10,752,714
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$510,740

Alger Capital Appreciation Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(7,362)
Purchases and sales	–
Purchases	387,114
Sales	–
Closing balance at October 31, 2016	379,752
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(7,362)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2015	$147,384
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(22,108)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	125,276
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(22,108)

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2015	$3,160,606
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(1,057,348)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	2,103,258
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(1,057,348)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2015	$314,956
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	12,315
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	327,271
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$12,315

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2015	$731,790
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(109,769)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	622,021
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(109,769)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2015	$6,273,187
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	342,306
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	6,615,493
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$342,306

Alger SMid Cap Growth Fund	Rights
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$—
*Alger SMid Cap Growth Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2015	$675,194
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(279,189)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	396,005
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(279,189)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2015	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$ –*
*Alger Small Cap Growth Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2015	$290,078
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	11,342
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	301,420
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$11,342

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2015	$59,052
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(2,733)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	56,319
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(2,733)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2015	$143,719
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	143,719
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$–

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2015	$9,317,970
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(3,067,522)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	6,250,448
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(3,067,522)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2015	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$ –*
*Alger Health Sciences Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2015	$2,127
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(2,127)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(2,127)

Alger Growth & Income Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	15,270
Purchases and sales	–
Purchases	15
Sales	–
Closing balance at October 31, 2016	15,285
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$15,270

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2015	$55,821
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(3,173)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	52,648
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(3,173)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(290)
Purchases and sales	–
Purchases	15,269
Sales	–
Closing balance at October 31, 2016	14,979
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(290)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2016	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$-	Income	Discount Rate	40%	N/A
		Approach
Common Stocks	1,172,607	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	973,474	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	4,373,941	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	5,405,299	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Warrants	379,752	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	387,502	Income	Discount Rate	40%	N/A
		Approach
Alger Mid Cap Growth Fund
Common Stocks	125,276	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	577,483	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	1,525,775	Income	Discount Rate	20.5-39.5%	30.57%
		Approach
Special Purpose Vehicle	327,271	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

Alger SMid Cap Growth Fund
Common Stocks	622,021	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	2,867,296	Income	Revenue Multiple	10-18xx	N/A
		Approach	Discount Rate	20%

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	2,813,042	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	935,155	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Alger Small Cap Growth Fund
Preferred Stocks	396,005	Income	Discount Rate	20.5-39.5%	29.58%
		Approach
Special Purpose Vehicle	301,420	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

Alger Small Cap Focus Fund
Preferred Stocks	43,294	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	13,025	Income	Discount Rate	20.5-21.5%	N/A
		Approach
Alger Health Sciences Fund
Common Stocks	143,719	Income	Discount Rate	30%	N/A
		Approach
Preferred Stocks	5,739,084	Income	Discount Rate	20.5-39.5%	31.4%
		Approach
Preferred Stocks	511,364	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Rights	-	Income	Discount Rate	30%	N/A
		Approach
Alger Growth & Income Fund
Common Stocks	-	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	52,648	Income	Discount Rate	40%	N/A
		Approach
Warrants	14,979	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	15,285	Income	Discount Rate	40%	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

On October 31, 2016, there were no transfers of securities between Level 1 and Level 2.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2016, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$90,377,212	$—	90,377,212	—
Alger International Growth Fund	6,280,099	899,742	5,380,357	—
Alger Mid Cap Growth Fund	11,757,523	—	11,757,523	—
Alger SMid Cap Growth Fund	650	—	650	—
Alger Small Cap Growth Fund	4,355,350	—	4,355,350	—
Alger Small Cap Focus Fund	2,348,224	—	2,348,224	—
Alger Health Sciences Fund	869,862	—	869,862	—
Alger Growth & Income Fund	2,127,842	339,244	1,788,598	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2016, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

There were no open derivative instruments as of October 31, 2016.

NOTE 10 — Principal Risks:
As of October 31, 2016, the Funds invested a significant portion of their assets in securities in the health care and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/
	Par at			Shares/Par at		Realized	Value at
	October	Purchases/	Sales/	October 31,	Interest	Gain	October
Security	31, 2015	Conversion	Conversion	2016	Income (Loss)		31, 2016

Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	82,955	—	—	82,955	—	—	$0
Preferred Stocks
Choicestream, Inc., Series
A and B*	2,365,288	—	—	2,365,288	—	—	973,474
Corporate Bonds
Choicestream, Inc., 11.0%,
8/05/18	—	387,502	—	387,502	3,503	—	387,502
Warrants
Choicestream, Inc., 6/22/26*	—	387,502	—	387,502	—	—	379,752
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D*	219,610	—	—	219,610	—	—	887,225
Tolero Pharmaceuticals, Inc,
Series B*	495,000	—	—	495,000	—	—	638,550
Alger SMid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	231,474	—	—	231,474	—	—	935,155
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	50,688	—	—	50,688	—	—	204,779
Tolero Pharmaceuticals, Inc.,
Series B*	148,237	—	—	148,237	—	—	191,226
Alger Small Cap Focus Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.,
Series B*	10,097	—	—	10,097	—	—	13,025
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	897,366	—	—	897,366	—	—	3,625,359
Tolero Pharmaceuticals, Inc.,
Series B*	1,638,547	—	—	1,638,547	—	—	2,113,725

Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.*	5,064	—	—	5,064	—	—	0
Preferred Stocks

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/
	Par at			Shares/Par at		Realized	Value at
	October	Purchases/	Sales/	October 31,	Interest	Gain	October
Security	31, 2015	Conversion	Conversion	2016	Income	(Loss)	31, 2016
Choicestream, Inc., Series
A and B*	132,906	—	—	132,906	—	—	52,648
Corporate Bonds
Choicestream, Inc., 11.0%,
8/05/18	—	15,285	—	15,285	138	—	15,285
Warrants
Choicestream, Inc., 6/22/26*	—	15,285	—	15,285	—	—	14,979

*Non-income producing security.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the conversion of the
Alger Heath Sciences Fund Class B shares to Alger Health Sciences Class A shares and the
Alger SMid Cap Growth Fund Class B shares to Alger SMid Cap Growth Fund Class A shares effective November 29, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds and Shareholders of Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund,
Alger Health Sciences Fund, and Alger Growth & Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation
Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap
Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health
Sciences Fund, and Alger Growth & Income Fund (the “Funds”) as of October 31, 2016,
and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2016

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2016 and ending October 31, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016 (b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,042.01	$6.26		1.22%
	Hypothetical(c)	1,000.00	1,019.00	6.19		1.22
Class B	Actual	1,000.00	1,038.17	10.45		2.04
	Hypothetical(c)	1,000.00	1,014.88	10.33		2.04
Class C	Actual	1,000.00	1,038.00	10.14		1.98
	Hypothetical(c)	1,000.00	1,015.18	10.03		1.98
Class Z	Actual	1,000.00	1,044.37	4.57		0.89
	Hypothetical(c)	1,000.00	1,020.66	4.52		0.89

Alger International Growth Fund
Class A	Actual	$1,000.00	$991.16	$6.81		1.35%
	Hypothetical(c)	1,000.00	1,018.30	6.90		1.35
Class B	Actual	1,000.00	988.39	10.30		2.06
	Hypothetical(c)	1,000.00	1,014.78	10.43		2.06
Class C	Actual	1,000.00	987.30	10.74		2.14
	Hypothetical(c)	1,000.00	1,014.33	10.89		2.14
Class I	Actual	1,000.00	991.82	5.76		1.15
	Hypothetical(c)	1,000.00	1,019.36	5.84		1.15
Class Z	Actual	1,000.00	993.26	4.46		0.89
	Hypothetical(c)	1,000.00	1,020.66	4.52		0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,018.98	$6.75		1.33%
	Hypothetical(c)	1,000.00	1,018.45	6.75		1.33
Class B	Actual	1,000.00	1,014.80	10.38		2.05
	Hypothetical(c)	1,000.00	1,014.83	10.38		2.05
Class C	Actual	1,000.00	1,014.94	10.94		2.16
	Hypothetical(c)	1,000.00	1,014.28	10.94		2.16
Class Z	Actual	1,000.00	1,019.92	5.13		1.02
	Hypothetical(c)	1,000.00	1,020.06	5.13		1.02

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016 (b)
Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,040.08	$6.92		1.35%
	Hypothetical(c)	1,000.00	1,018.35	6.85		1.35
Class B	Actual	1,000.00	1,032.62	12.06		2.35
	Hypothetical(c)	1,000.00	1,013.27	11.94		2.35
Class C	Actual	1,000.00	1,036.11	11.06		2.15
	Hypothetical(c)	1,000.00	1,014.28	10.94		2.15
Class I	Actual	1,000.00	1,041.31	6.41		1.25
	Hypothetical(c)	1,000.00	1,018.85	6.34		1.25
Class Z	Actual	1,000.00	1,042.49	5.24		1.01
	Hypothetical(c)	1,000.00	1,020.01	5.18		1.01

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,058.52	$7.14		1.38%
	Hypothetical(c)	1,000.00	1,018.20	7.00		1.38
Class B	Actual	1,000.00	1,053.45	11.25		2.18
	Hypothetical(c)	1,000.00	1,014.18	11.04		2.18
Class C	Actual	1,000.00	1,052.75	11.51		2.22
	Hypothetical(c)	1,000.00	1,013.93	11.29		2.22
Class Z	Actual	1,000.00	1,060.91	5.13		0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03		0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,116.00	$6.65		1.25%
	Hypothetical(c)	1,000.00	1,018.85	6.34		1.25
Class C	Actual	1,000.00	1,112.92	10.52		1.99
	Hypothetical(c)	1,000.00	1,015.18	10.03		1.99
Class I	Actual	1,000.00	1,116.10	6.54		1.23
	Hypothetical(c)	1,000.00	1,018.95	6.24		1.23
Class Z	Actual	1,000.00	1,118.33	5.38		1.01
	Hypothetical(c)	1,000.00	1,020.06	5.13		1.01

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016 (b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$987.05	$7.04		1.41%
	Hypothetical(c)	1,000.00	1,018.05	7.15		1.41
Class B	Actual	1,000.00	983.24	11.47		2.29
	Hypothetical(c)	1,000.00	1,013.57	11.64		2.29
Class C	Actual	1,000.00	983.33	10.92		2.18
	Hypothetical(c)	1,000.00	1,014.13	11.09		2.18
Class Z	Actual	1,000.00	989.43	4.95		0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03		0.99

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,033.39	$5.83		1.14%
	Hypothetical(c)	1,000.00	1,019.41	5.79		1.14
Class C	Actual	1,000.00	1,029.71	9.59		1.88
	Hypothetical(c)	1,000.00	1,015.69	9.53		1.88
Class Z	Actual	1,000.00	1,035.00	4.45		0.87
	Hypothetical(c)	1,000.00	1,020.76	4.42		0.87

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.
Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2016, 8.42% of the Alger Health Sciences Fund, and 100.00%
of the Alger Growth & Income Fund’s dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth
Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year,
100.00% of the Alger International Growth Fund, 8.15% of the Alger Health Sciences
Fund, and 100.00% of the Alger Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2017. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (63)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (71)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (83)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (54)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (78)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (52)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (51)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (51)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (61)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (55)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (46)	Senior Vice President of Alger Management since	2014	N/A
Chief Compliance Officer	2014. Formerly, Vice President of Compliance,
	Fidelity Investments from 2005 to 2014.
Christopher E. Ullman (31)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 27, 2016, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliate (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. .
They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the International Growth Fund is active, and that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures.
The Trustees concluded that Alger Management's experience, resources and strength in the

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under a Fund Administration Agreement and a Shareholder
Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/16), second-quarter of 2016, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/16, and compared them with benchmark and peer-group data for the same periods. They noted that several Funds – the Mid Cap, SMid Cap, Small
Cap, International Growth and Health Sciences Funds -- showed disappointing performance against their peers and generally, with isolated exceptions, against their benchmarks from the year-to-date (at 6/30/16) through 3-year periods, placing in the third or fourth quartile against their peers and generally below their benchmarks. Of these, the Small Cap Fund
– possibly reflecting earlier changes of portfolio managers – and SMid Cap Fund, whose performance had already shown signs of improvement as measured in the year-to-date, one-
year and three-year periods, surpassed their peer medians and benchmarks for the quarter ended 6/30/16, raising hopes of continued improvement over their earlier shortfalls. The
Mid Cap, International Growth and Health Sciences Funds also showed modest, although limited, improvement against peer medians and benchmarks for the quarter ended 6/30/16.
The Capital Appreciation Fund’s performance, while still enjoying first-quartile long-term status against its peers for the 3- and 5-year periods, had fallen below its peer medians and benchmark for all of the shorter (quarter-end through 1-year) periods. The Growth &
Income Fund had placed well within the second quartile or just above the median for its peers for all periods through 5 years, albeit below its benchmarks in the same intervals. The
Small Cap Focus Fund, having been recently reconstituted from the Growth Opportunities
Fund on August 7, 2015, showed superior performance against peers and benchmark in its only rated periods - year to date and quarter-end.

As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had consistently underperformed.
In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds, discussing, among other things, how differences among funds in a peer group can distort the picture that a fund’s performance ranking may suggest. Throughout, the Trustees were mindful of the point, alluded to in the discussion, that the current market in equity securities favors dividend-paying equities rather than pure growth stocks, a trend directly contrary to the
Alger investment approach and tending to depress the prices of growth stocks as compared

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

with those of dividend stocks. On the basis of their review and these discussions, including especially a discussion of measures to address the underperformance of certain Funds and signs that even some underperforming Funds were improving, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison,
FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the advisory fees of all but one of the Funds were below or close to the median for the applicable FUSE reference group, with only the fee for the Capital Appreciation Fund significantly exceeding the median of Fund’s reference group. The Trustees expected that that fee, just within the threshold of the top quartile of peer-fund fees, would eventually be diminished somewhat by operation of the Fund’s fee breakpoints, two of which had recently been added by Alger
Management and the Trustees on June 1, 2016. Of the 33 expense ratios for the Funds’
various share classes, 13 were below or virtually at their peer medians and six more were just above the applicable median; of the remaining 14, all but nine (the Class A, B, and C
Shares of the Capital Appreciation Fund, the Class A and C Shares of the Mid Cap Fund,
the C Shares of the SMid Cap Fund, the A Shares of the Small Cap Fund, the Z Shares of
the Small Cap Focus Fund and the Class A Shares of the Growth & Income Fund) were for Fund classes of small asset size that suffered thereby in comparison to their Funds’
peers. The Trustees noted that only one (the Mid Cap Fund C Shares, with only $22.7 million in assets) of the nine remaining expense ratios was in the top quartile. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The
Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2016. After discussing with representatives of Alger
Management and FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Small Cap Focus Fund) at specified Fund asset levels (“breakpoints”), including additional breakpoints added for the Capital Appreciation
Fund at June 1, 2016; these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. The Alger Small
Cap Focus Fund, with assets at 8/31/16 of less than $170 million, and for which Alger
Management was waiving some of its management fees, was deemed too small realistically to merit the institution of fee breakpoints.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2016, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of certain Funds, the Trustees noted that

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Management had undertaken to cap Fund expenses through expense re-
imbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• With respect to each Fund other than the small Alger Small Cap Focus Fund, the
Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with
Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2016	$273,600
October 31, 2015	$268,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2016	$61,539
October 31, 2015	$55,439

d) All Other Fees:
October 31, 2016	$15,360
October 31, 2015	$10,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2016	$219,975	, €93,631
October 31, 2015	$191,042	, €69,347

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2016